UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	MARCH 31, 2014

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	13.64%	14.88%	7.22%	10.84%	8/1/94
Russell 3000 Value Index	–	21.65%	21.87%	7.61%	10.07%(1)	–
S&P 500 Index	–	21.86%	21.14%	7.41%	9.50%(1)	–
Institutional Class	ACIIX	13.85%	15.13%	7.43%	8.44%	7/8/98
A Class(2)	TWEAX					3/7/97
No sales charge*		13.36%	14.59%	6.95%	9.02%
With sales charge*		6.80%	13.24%	6.32%	8.64%
B Class	AEKBX					9/28/07
No sales charge*		12.51%	13.76%	–	4.16%
With sales charge*		8.51%	13.64%	–	4.16%
C Class	AEYIX	12.53%	13.74%	6.15%	6.51%	7/13/01
R Class	AEURX	13.12%	14.30%	6.67%	7.45%	8/29/03
R6 Class	AEUDX	–	–	–	7.41%(3)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.94%	0.74%	1.19%	1.94%	1.94%	1.44%	0.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary
Equity Income returned 13.64%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell 3000 Value Index, returned 21.65%. The broader market, as measured by the S&P 500 Index, returned 21.86%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Large-cap value stocks underperformed mid-cap value stocks and small-cap value stocks.

Equity Income’s higher-quality, income-producing securities performed well in absolute terms, generating positive absolute results in nine of the 10 sectors in which it was invested. Many of the companies owned by the portfolio have strong balance sheets and competitive positions, which allowed them to continue paying dividends and, in some cases, increase their dividend payouts. Equity Income underperformed on a relative basis, primarily because of its conservative positioning in the financials, industrials, and consumer discretionary sectors. An underweight position relative to the benchmark and security selection in the energy sector, as well as specific investments in the information technology and financials sectors, added to relative performance.

Equity Income is carefully managed with the goal of providing solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.84%, topping the returns of the Russell 3000 Value Index and the S&P 500 Index for the same period (see performance information on pages 3 and 4).

Positioning in Convertible Securities Detracted From Relative Performance
Rising interest rates put pressure on the portfolio’s complement of convertible securities. In financials, the portfolio was constrained by its investment in a Wells Fargo convertible security, which underperformed. In the industrials sector, an investment in a Stanley Black & Decker convertible security detracted from returns after the company lowered guidance for organic revenue growth and 2014 earnings. The consumer discretionary sector was the source of an International Game Technology convertible security, which declined after the company provided disappointing guidance.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Industrials and Utilities Sectors Provided Notable Detractors
In industrials, an overweight position in ADT detracted. The security monitoring company has experienced an increase in subscriber-acquisition costs and associated lower-than-expected account growth as a result of competitors' aggressive tactics, a situation we consider largely transitory. We also believe the company’s Pulse home automation and security offering will continue to have a positive influence on the business.

In the utilities sector, the portfolio was overweight Consolidated Edison, which declined on news of a gas pipeline explosion in New York City. Concern about regulatory oversight also weighed on the stock.

Energy Sector Contributed Positively
An underweight in the energy sector added to relative returns. The portfolio also benefited from security selection, including investments in Total SA and Halliburton. Total performed well on projected lower capital spending and improving free-cash flow. Halliburton announced it would repurchase $3.3 billion of its stock through a Dutch auction, which aided the oil-field services company’s shares.

Information Technology Sector Supplied Top Contributors
Holdings in the information technology sector enhanced relative returns. The portfolio owned Molex, a manufacturer of electronic and fiber-optic interconnection products and systems. Its share price rose on news that Koch Industries would acquire it for a significant premium. The portfolio also benefited from an overweight position in Applied Materials, which reported solid results and provided better-than-expected guidance, driven by strength in core semiconductor capital equipment orders.

Financials Sector Provided Notable Contributors
Although the portfolio’s conservative positioning in financials limited its performance, the sector was also the source of a number of notable contributors. An overweight position in PNC Financial Services Group added to results after the diversified financial services company reported positive fourth-quarter earnings. Its share price also rose on expectations of higher short-term interest rates. The portfolio also benefited from an overweight position in Marsh & McLennan. The insurance company reported strong results on revenue growth in its risk and insurance business, strict expense control that led to operating margin improvement, and market share gains. Marsh also expanded its share buyback program and raised its quarterly dividend.

Outlook
We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of March 31, 2014, the team saw attractive opportunities in consumer staples, health care, industrials, and utilities, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to consumer discretionary, information technology, energy, financials, and materials stocks, relying on fundamental analysis to identify strong, financially sound businesses whose securities provide attractive yields.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
Johnson & Johnson	4.9%
Wells Fargo & Co. (Convertible)	4.6%
Exxon Mobil Corp.	4.2%
Bank of America Corp. (Convertible)	3.2%
PNC Financial Services Group, Inc. (The)	2.9%
Northern Trust Corp.	2.5%
Occidental Petroleum Corp.	2.5%
PepsiCo, Inc.	2.4%
Procter & Gamble Co. (The)	2.4%
Stanley Black & Decker, Inc. (Convertible)	2.3%

Top Five Industries	% of net assets
Commercial Banks	15.1%
Oil, Gas and Consumable Fuels	12.2%
Pharmaceuticals	9.4%
Semiconductors and Semiconductor Equipment	6.0%
Insurance	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	71.9%
Convertible Preferred Stocks	11.8%
Convertible Bonds	9.6%
Preferred Stocks	3.7%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,090.90	$4.80	0.92%
Institutional Class	$1,000	$1,093.10	$3.76	0.72%
A Class	$1,000	$1,089.60	$6.10	1.17%
B Class	$1,000	$1,085.50	$9.98	1.92%
C Class	$1,000	$1,085.60	$9.98	1.92%
R Class	$1,000	$1,088.50	$7.39	1.42%
R6 Class	$1,000	$1,092.70	$2.97	0.57%
Hypothetical
Investor Class	$1,000	$1,020.34	$4.63	0.92%
Institutional Class	$1,000	$1,021.34	$3.63	0.72%
A Class	$1,000	$1,019.10	$5.89	1.17%
B Class	$1,000	$1,015.36	$9.65	1.92%
C Class	$1,000	$1,015.36	$9.65	1.92%
R Class	$1,000	$1,017.85	$7.14	1.42%
R6 Class	$1,000	$1,022.09	$2.87	0.57%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Shares/Principal Amount	Value
COMMON STOCKS — 71.9%
AEROSPACE AND DEFENSE — 0.9%
BAE Systems plc	4,990,900	$34,463,841
Rockwell Collins, Inc.	686,756	54,713,850
		89,177,691
AIR FREIGHT AND LOGISTICS — 2.0%
United Parcel Service, Inc., Class B	2,089,395	203,465,285
AUTOMOBILES — 0.2%
Honda Motor Co., Ltd.	616,800	21,716,332
BEVERAGES — 2.4%
PepsiCo, Inc.	2,998,265	250,355,128
CAPITAL MARKETS — 2.9%
Goldman Sachs Group, Inc. (The)	212,781	34,864,167
Northern Trust Corp.	3,963,583	259,852,501
		294,716,668
CHEMICALS — 1.3%
Air Products & Chemicals, Inc.	448,200	53,353,728
Potash Corp. of Saskatchewan, Inc.	2,344,000	84,899,680
		138,253,408
COMMERCIAL BANKS — 6.7%
Comerica, Inc.	769,662	39,868,492
Commerce Bancshares, Inc.	2,398,427	111,334,981
JPMorgan Chase & Co.	1,599,767	97,121,854
KeyCorp	7,399,000	105,361,760
PNC Financial Services Group, Inc. (The)	3,388,559	294,804,633
SunTrust Banks, Inc.	999,777	39,781,127
		688,272,847
COMMERCIAL SERVICES AND SUPPLIES — 3.2%
ADT Corp. (The)	2,625,341	78,628,963

	Shares/Principal Amount	Value
Republic Services, Inc.	3,373,541	$115,240,160
Tyco International Ltd.	1,899,282	80,529,557
Waste Management, Inc.	1,299,238	54,658,943
		329,057,623
COMMUNICATIONS EQUIPMENT — 0.4%
Cisco Systems, Inc.	1,799,700	40,331,277
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
AT&T, Inc.	2,999,346	105,187,064
CenturyLink, Inc.	2,857,855	93,851,958
		199,039,022
ELECTRIC UTILITIES — 0.2%
Westar Energy, Inc.	698,000	24,541,680
ELECTRICAL EQUIPMENT — 0.5%
ABB Ltd.	2,140,278	55,198,618
FOOD AND STAPLES RETAILING — 2.7%
Sysco Corp.	4,056,148	146,548,627
Wal-Mart Stores, Inc.	1,698,878	129,845,246
		276,393,873
FOOD PRODUCTS — 2.9%
Campbell Soup Co.	2,099,348	94,218,738
General Mills, Inc.	2,498,200	129,456,724
Hillshire Brands Co.	1,999,700	74,508,822
		298,184,284
GAS UTILITIES — 3.5%
AGL Resources, Inc.	977,338	47,850,469
ONE Gas, Inc.(1)(2)	2,396,071	86,090,831
Piedmont Natural Gas Co., Inc.	2,997,359	106,076,535
WGL Holdings, Inc.(1)	2,998,417	120,116,585
		360,134,420

10

	Shares/Principal Amount	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.7%
Becton Dickinson and Co.	1,481,200	$173,418,896
HEALTH CARE PROVIDERS AND SERVICES — 1.6%
Quest Diagnostics, Inc.	2,756,300	159,644,896
HOUSEHOLD PRODUCTS — 2.4%
Procter & Gamble Co. (The)	3,089,790	249,037,074
INDUSTRIAL CONGLOMERATES — 2.1%
3M Co.	597,600	81,070,416
General Electric Co.	5,092,200	131,837,058
		212,907,474
INSURANCE — 3.6%
Allstate Corp. (The)	999,052	56,526,362
Chubb Corp. (The)	1,298,835	115,985,966
Marsh & McLennan Cos., Inc.	3,999,880	197,194,084
		369,706,412
METALS AND MINING — 0.5%
Goldcorp, Inc. New York Shares	995,500	24,369,840
Nucor Corp.	464,900	23,496,046
		47,865,886
MULTI-UTILITIES — 2.9%
Consolidated Edison, Inc.	2,577,678	138,292,425
PG&E Corp.	2,817,110	121,699,152
Wisconsin Energy Corp.	799,500	37,216,725
		297,208,302
OIL, GAS AND CONSUMABLE FUELS — 12.2%
Chevron Corp.	1,723,392	204,928,543
El Paso Pipeline Partners LP	1,728,342	52,524,313
Exxon Mobil Corp.	4,447,482	434,430,042
Occidental Petroleum Corp.	2,698,300	257,121,007
Spectra Energy Partners LP	2,224,869	108,907,337
Total SA	2,989,525	196,041,448
		1,253,952,690
PHARMACEUTICALS — 9.4%
Eli Lilly & Co.	1,571,688	92,509,556

	Shares/Principal Amount	Value
Johnson & Johnson	5,088,880	$499,880,682
Merck & Co., Inc.	3,179,731	180,513,329
Pfizer, Inc.	4,992,179	160,348,790
Teva Pharmaceutical Industries Ltd. ADR	539,200	28,491,328
		961,743,685
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Annaly Capital Management, Inc.	1,998,500	21,923,545
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Applied Materials, Inc.	9,449,302	192,954,747
Intel Corp.	2,999,300	77,411,933
		270,366,680
THRIFTS AND MORTGAGE FINANCE — 1.0%
Capitol Federal Financial, Inc.(1)	7,999,069	100,388,316
TOTAL COMMON STOCKS (Cost $5,636,810,386)		7,387,002,012
CONVERTIBLE PREFERRED STOCKS — 11.8%
COMMERCIAL BANKS — 7.8%
Bank of America Corp., 7.25%	289,977	331,794,583
Wells Fargo & Co., 7.50%	404,949	475,005,177
		806,799,760
ELECTRIC UTILITIES — 0.5%
NextEra Energy, Inc., 5.80%, 9/1/16	980,126	52,946,407
INSURANCE — 0.4%
MetLife, Inc., 5.00%, 10/8/14	1,299,161	40,014,159
MACHINERY — 2.3%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	1,843,885	235,058,460
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
Health Care REIT, Inc., 6.50%	1,399,893	77,736,058
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,111,657,488)		1,212,554,844

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	Shares/Principal Amount	Value
CONVERTIBLE BONDS — 9.6%
AEROSPACE AND DEFENSE — 0.9%
L-3 Communications Holdings, Inc., 3.00%, 8/1/35	$69,973,000	$93,501,421
CAPITAL MARKETS — 0.8%
Janus Capital Group, Inc., 3.25%, 7/15/14	25,448,000	25,543,430
Janus Capital Group, Inc., 0.75%, 7/15/18	41,539,000	49,976,609
		75,520,039
FOOD AND STAPLES RETAILING — 0.4%
Credit Suisse AG, (convertible into Wal-Mart Stores, Inc.), 4.10%, 6/5/14(4)	580,000	44,286,480
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
LifePoint Hospitals, Inc., 3.50%, 5/15/14	167,586,000	178,269,608
HOTELS, RESTAURANTS AND LEISURE — 2.0%
International Game Technology, 3.25%, 5/1/14	199,567,000	200,065,918
MULTILINE RETAIL — 0.4%
Bank of America Corp., (convertible into Target Corp.), 3.07%, 5/29/14(3)(4)	693,000	41,791,365
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.4%
Intel Corp., 2.95%, 12/15/35	195,489,000	230,554,839
Microchip Technology, Inc., 2.125%, 12/15/37	63,974,000	118,991,640
		349,546,479
TOTAL CONVERTIBLE BONDS(Cost $901,763,685)		982,981,310
PREFERRED STOCKS — 3.7%
COMMERCIAL BANKS — 0.6%
U.S. Bancorp, 6.00%	2,315,421	63,558,306

	Shares/Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 3.1%
Citigroup, Inc., 5.95%	179,858,000	$176,036,017
General Electric Capital Corp., 6.25%	129,900,000	139,587,163
		315,623,180
TOTAL PREFERRED STOCKS (Cost $376,781,454)		379,181,486
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $54,644,416), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $53,539,779)		53,539,734
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $48,061,739), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $47,115,004)		47,114,965
SSgA U.S. Government Money Market Fund	181,521,360	181,521,360
TOTAL TEMPORARY CASH INVESTMENTS (Cost $282,176,059)		282,176,059
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $8,309,189,072)		10,243,895,711
OTHER ASSETS AND LIABILITIES — 0.3%		33,162,992
TOTAL NET ASSETS — 100.0%		$10,277,058,703

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	44,274,623	CHF	39,073,241	Credit Suisse AG	4/30/14	$66,823
USD	1,564,790	CHF	1,386,575	Credit Suisse AG	4/30/14	(3,992)
USD	162,897,715	EUR	118,118,856	UBS AG	4/30/14	181,246
USD	4,098,036	EUR	2,982,928	UBS AG	4/30/14	(11,143)
USD	22,528,012	GBP	13,617,358	Credit Suisse AG	4/30/14	(169,338)
USD	1,577,689	GBP	948,167	Credit Suisse AG	4/30/14	(2,712)
USD	2,836,107	GBP	1,700,816	Credit Suisse AG	4/30/14	1,195
USD	17,926,908	JPY	1,832,882,880	Credit Suisse AG	4/30/14	166,273
						$228,352

Notes to Schedule of Investments
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar
(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.
(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $41,791,365, which represented 0.4% of total net assets.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $86,077,845, which represented 0.8% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities - unaffiliated, at value (cost of $8,048,491,543)	$9,937,299,979
Investment securities - affiliated, at value (cost of $260,697,529)	306,595,732
Total investment securities, at value (cost of $8,309,189,072)	10,243,895,711
Foreign currency holdings, at value (cost of $6,014,600)	5,896,847
Receivable for investments sold	54,964,019
Receivable for capital shares sold	6,022,932
Unrealized appreciation on forward foreign currency exchange contracts	415,537
Dividends and interest receivable	32,598,582
10,343,793,628

Liabilities
Payable for investments purchased	40,045,714
Payable for capital shares redeemed	17,639,492
Unrealized depreciation on forward foreign currency exchange contracts	187,185
Accrued management fees	7,770,877
Distribution and service fees payable	1,091,657
66,734,925

Net Assets	$10,277,058,703

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,196,157,135
Undistributed net investment income	30,478,380
Undistributed net realized gain	115,592,388
Net unrealized appreciation	1,934,830,800
$10,277,058,703

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,406,361,675	611,358,843	$8.84
Institutional Class, $0.01 Par Value	$1,422,724,960	160,801,780	$8.85
A Class, $0.01 Par Value	$2,722,730,936	307,894,310	$8.84*
B Class, $0.01 Par Value	$7,151,019	807,691	$8.85
C Class, $0.01 Par Value	$521,688,421	58,993,058	$8.84
R Class, $0.01 Par Value	$169,851,506	19,254,703	$8.82
R6 Class, $0.01 Par Value	$26,550,186	2,999,395	$8.85
*Maximum offering price $9.38 (net asset value divided by 0.9425).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (including $13,295,137 from affiliates and net of foreign taxes withheld of $1,514,917)	$302,393,240
Interest	37,306,569
339,699,809

Expenses:
Management fees	93,797,918
Distribution and service fees:
A Class	6,863,759
B Class	72,704
C Class	5,004,121
R Class	887,152
Directors' fees and expenses	255,142
Other expenses	204
106,881,000

Net investment income (loss)	232,818,809

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $5,302,399 from affiliates)	712,243,100
Foreign currency transactions	(12,622,958)
699,620,142

Change in net unrealized appreciation (depreciation) on:
Investments	392,563,773
Translation of assets and liabilities in foreign currencies	(1,476,818)
391,086,955

Net realized and unrealized gain (loss)	1,090,707,097

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,323,525,906

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$232,818,809	$248,585,110
Net realized gain (loss)	699,620,142	611,716,511
Change in net unrealized appreciation (depreciation)	391,086,955	460,422,440
Net increase (decrease) in net assets resulting from operations	1,323,525,906	1,320,724,061

Distributions to Shareholders
From net investment income:
Investor Class	(124,129,537)	(141,411,242)
Institutional Class	(37,307,135)	(39,268,857)
A Class	(55,188,935)	(60,626,082)
B Class	(91,296)	(125,779)
C Class	(6,327,715)	(7,713,146)
R Class	(3,122,822)	(3,904,523)
R6 Class	(115,999)	—
From net realized gains:
Investor Class	(335,350,023)	(54,375,647)
Institutional Class	(92,742,391)	(14,101,988)
A Class	(171,064,581)	(25,558,607)
B Class	(440,329)	(75,975)
C Class	(31,338,388)	(4,635,644)
R Class	(10,633,123)	(1,808,569)
R6 Class	(94,089)	—
Decrease in net assets from distributions	(867,946,363)	(353,606,059)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(497,411,893)	(495,740,206)

Net increase (decrease) in net assets	(41,832,350)	471,377,796

Net Assets
Beginning of period	10,318,891,053	9,847,513,257
End of period	$10,277,058,703	$10,318,891,053

Undistributed net investment income	$30,478,380	$7,820,981

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2014
1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the

17

Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination

18

by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.93% for the Investor Class, A Class, B Class, C Class and R Class, 0.73% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $5,761,126,443 and $6,918,311,832, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	82,204,397	$715,805,817	76,024,391	$597,947,028
Issued in reinvestment of distributions	49,378,415	421,725,022	22,338,077	174,877,435
Redeemed	(169,995,596)	(1,478,399,801)	(146,334,035)	(1,151,473,579)
	(38,412,784)	(340,868,962)	(47,971,567)	(378,649,116)
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	28,301,561	246,512,129	46,181,538	363,530,803
Issued in reinvestment of distributions	14,457,971	123,615,426	6,053,770	47,472,340
Redeemed	(62,221,978)	(541,196,330)	(43,198,213)	(341,038,687)
	(19,462,446)	(171,068,775)	9,037,095	69,964,456
A Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	62,955,986	549,347,268	46,885,114	369,627,808
Issued in reinvestment of distributions	25,765,702	219,970,225	10,511,256	82,265,889
Redeemed	(91,493,432)	(794,721,903)	(73,599,329)	(577,844,321)
	(2,771,744)	(25,404,410)	(16,202,959)	(125,950,624)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	45,117	392,939	20,835	162,686
Issued in reinvestment of distributions	54,870	467,653	21,391	167,245
Redeemed	(153,401)	(1,335,182)	(183,461)	(1,448,864)
	(53,414)	(474,590)	(141,235)	(1,118,933)
C Class/Shares Authorized	250,000,000		250,000,000
Sold	9,618,153	83,806,631	2,928,355	23,068,339
Issued in reinvestment of distributions	3,555,455	30,263,365	1,199,209	9,371,585
Redeemed	(9,406,833)	(81,707,044)	(9,937,584)	(78,010,192)
	3,766,775	32,362,952	(5,810,020)	(45,570,268)
R Class/Shares Authorized	100,000,000		100,000,000
Sold	3,316,604	28,799,908	3,519,932	27,523,237
Issued in reinvestment of distributions	1,563,652	13,303,933	709,461	5,535,436
Redeemed	(6,905,105)	(60,041,105)	(6,031,434)	(47,474,394)
	(2,024,849)	(17,937,264)	(1,802,041)	(14,415,721)
R6 Class/Shares Authorized	50,000,000		N/A
Sold	3,038,963	26,326,976
Issued in reinvestment of distributions	24,425	210,088
Redeemed	(63,993)	(557,908)
	2,999,395	25,979,156
Net increase (decrease)	(55,959,067)	$(497,411,893)	(62,890,727)	$(495,740,206)

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

20

6. Affiliated Company Transactions
If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2014 follows:

March 31, 2013						March 31, 2014
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Capitol Federal Financial, Inc.	9,582,659	$14,555,263	$33,279,203	$1,012,986	$5,337,808	7,999,069	$100,388,316
ONE Gas, Inc.(1)	—	80,244,176	—	—	—	2,396,071	86,090,831
Piedmont Natural Gas Co., Inc.(2)	3,799,512	25,001,785	50,058,664	3,902,305	3,591,946	2,997,359	(2)
WGL Holdings, Inc.	2,580,517	20,268,526	3,859,655	387,108	4,365,383	2,998,417	120,116,585
		$140,069,750	$87,197,522	$5,302,399	$13,295,137		$306,595,732

(1)	Non-income producing.

(2)	Company was not an affiliate March 31, 2014.

7. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,079,581,773	$307,420,239	—
Convertible Preferred Stocks	—	1,212,554,844	—
Convertible Bonds	—	982,981,310	—
Preferred Stocks	—	379,181,486	—
Temporary Cash Investments	181,521,360	100,654,699	—
	$7,261,103,133	$2,982,792,578	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$415,537	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(187,185)	—

8. Derivative Instruments
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $415,537 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $187,185 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(12,593,390) in net realized gain (loss) on foreign currency transactions and $(1,439,298) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$349,262,012	$253,049,629
Long-term capital gains	$518,684,351	$100,556,430

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,414,071,144
Gross tax appreciation of investments	$1,884,207,961
Gross tax depreciation of investments	(54,383,394)
Net tax appreciation (depreciation) of investments	$1,829,824,567
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(106,202)
Net tax appreciation (depreciation)	$1,829,718,365
Undistributed ordinary income	$88,955,318
Accumulated long-term gains	$162,227,885

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	–	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	–	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
2010	$5.42	0.18	1.33	1.51	(0.17)	–	(0.17)	$6.76	28.04%	0.97%	2.93%	105%	$3,829,492
Institutional Class
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	–	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	–	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
2010	$5.42	0.19	1.34	1.53	(0.18)	–	(0.18)	$6.77	28.30%	0.77%	3.13%	105%	$792,024
A Class
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	–	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	–	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
2010	$5.42	0.17	1.32	1.49	(0.15)	–	(0.15)	$6.76	27.71%	1.22%	2.68%	105%	$1,385,436

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2014	$8.48	0.11	0.92	1.03	(0.11)	(0.55)	(0.66)	$8.85	12.51%	1.93%	1.31%	57%	$7,151
2013	$7.70	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.48	13.20%	1.93%	1.63%	83%	$7,304
2012	$7.44	0.12	0.26	0.38	(0.12)	–	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	–	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
2010	$5.42	0.12	1.33	1.45	(0.10)	–	(0.10)	$6.77	26.92%	1.97%	1.93%	105%	$7,383
C Class
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	–	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	–	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
2010	$5.42	0.12	1.33	1.45	(0.10)	–	(0.10)	$6.77	26.74%	1.97%	1.93%	105%	$193,776
R Class
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	–	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	–	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
2010	$5.41	0.15	1.32	1.47	(0.13)	–	(0.13)	$6.75	27.44%	1.47%	2.43%	105%	$92,239
R6 Class
2014(3)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(5)	$26,550

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

27

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.

For corporate taxpayers, the fund hereby designates $283,280,551, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $122,978,573 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $518,684,351, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82092 1405

ANNUAL REPORT	MARCH 31, 2014

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 Year	5 Years	10 Years	Since Inception	Inception Date
Investor Class	ALVIX	21.57%	19.93%	6.30%	5.92%	7/30/99
Russell 1000 Value Index	–	21.57%	21.74%	7.58%	5.92%	–
S&P 500 Index	–	21.86%	21.14%	7.41%	4.30%	–
Institutional Class	ALVSX	21.78%	20.19%	6.52%	6.16%	8/10/01
A Class(1)	ALPAX					10/26/00
No sales charge*		21.27%	19.63%	6.04%	6.57%
With sales charge*		14.33%	18.23%	5.41%	6.10%
B Class	ALBVX					1/31/03
No sales charge*		20.45%	18.75%	5.24%	7.42%
With sales charge*		16.45%	18.65%	5.24%	7.42%
C Class	ALPCX	20.36%	18.74%	5.25%	5.47%	11/7/01
R Class	ALVRX	20.96%	19.33%	5.77%	6.81%	8/29/03
R6 Class	ALVDX	–	–	–	9.90%(2)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%	0.52%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary
Large Company Value returned 21.57%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell 1000 Value Index, returned 21.57%. The broader market, as measured by the S&P 500 Index, returned 21.86%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Large-cap value stocks underperformed both mid-cap value stocks and small-cap value stocks. In this environment, the portfolio received positive results in absolute terms from all 10 of the sectors in which it was invested. It also matched the performance of its benchmark.

Financials Added Most to Relative Returns
In financials, advantageous subsector allocation and security selection added to relative performance. The portfolio was significantly underweight REITs, which we have considered generally overvalued for some time. REITs underperformed as interest rates increased. Within capital markets, the portfolio had an overweight position relative to the benchmark in Ameriprise Financial. The company, which has a solid return on capital, benefited from the strength of the equity market. At the end of the reporting period, we still considered its valuation attractive. In the insurance industry, the portfolio benefited from an overweight position in MetLife. The company, which announced a dividend increase, gained some clarity on the regulatory front and is likely to earn a higher yield on its investible assets resulting from higher interest rates.

Underweight Position in Utilities Contributed Positively
An underweight position in utilities added to relative returns, as interest rates began to increase during the reporting period and utilities—which are sensitive to changes in rates—posted the second-weakest performance in the benchmark. For some time, we have considered many of these stocks overvalued.

Energy Generated Positive Returns
Security selection in the energy sector, especially in the energy equipment and services industry, contributed positively. Among large integrated energy companies, the portfolio benefited from an investment in Total SA. The French oil and gas company outperformed its European peers. Conversely, the portfolio was hampered by an overweight position in Chevron, which trailed some of its peers, including Exxon Mobil.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Information Technology Provided Notable Contributors
In the information technology sector, a top contributor was Microsoft, which announced solid earnings against low expectations. Microsoft’s enterprise software division has continued to perform well and at the end of the reporting period, we still considered the stock undervalued. An overweight position in Applied Materials was also advantageous. The company is benefiting as its customers increase capital equipment spending on new technology, such as 3D memory. Applied Materials is widely expected to see strong profit margin improvement and earnings growth as a result of its proposed acquisition of Tokyo Electron.

Consumer Discretionary Detracted from Results
Security selection in the consumer discretionary sector dampened results. The portfolio was overweight Target, which reported weak comparable-store sales. Target also had weaker-than-expected sales from its expansion into the Canadian market.

Telecommunication Services and Health Care Slowed Relative Performance
The portfolio was hampered by its lack of exposure to wireless telecommunication services, an industry segment that generated strong gains in the benchmark.

Although the portfolio benefited from an overweight position in health care, it was hindered by security selection. It did not hold any stocks in the life sciences tools and services industry, which performed well in the benchmark.

Industrials Supplied Top Detractor
In the industrials sector, which added to relative performance overall, an overweight position in ADT detracted. The stock declined on concerns about the security monitoring company’s growth, which has slowed because of a drop in new subscribers and higher-than-anticipated customer churn. Investors may also be reacting to the favorable treatment of a shareholder activist, who liquidated a large position in late 2013. We still view ADT as undervalued.

Outlook
We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2014, we saw attractive opportunities in energy, information technology, and consumer discretionary, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to the utilities and telecommunication services sectors. We are still finding greater value opportunities among mega-cap stocks and have maintained the portfolio’s bias toward them.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
Chevron Corp.	4.2%
JPMorgan Chase & Co.	3.9%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.2%
Exxon Mobil Corp.	3.0%
Pfizer, Inc.	2.5%
General Electric Co.	2.3%
Merck & Co., Inc.	2.3%
Citigroup, Inc.	2.1%
U.S. Bancorp	2.1%

Top Five Industries	% of net assets
Commercial Banks	14.9%
Oil, Gas and Consumable Fuels	12.7%
Pharmaceuticals	8.4%
Insurance	6.0%
Capital Markets	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1)10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,120.70	$4.44	0.84%
Institutional Class	$1,000	$1,123.20	$3.39	0.64%
A Class	$1,000	$1,120.80	$5.76	1.09%
B Class	$1,000	$1,116.10	$9.71	1.84%
C Class	$1,000	$1,115.10	$9.70	1.84%
R Class	$1,000	$1,117.90	$7.08	1.34%
R6 Class	$1,000	$1,124.00	$2.59	0.49%
Hypothetical
Investor Class	$1,000	$1,020.74	$4.23	0.84%
Institutional Class	$1,000	$1,021.74	$3.23	0.64%
A Class	$1,000	$1,019.50	$5.49	1.09%
B Class	$1,000	$1,015.76	$9.25	1.84%
C Class	$1,000	$1,015.76	$9.25	1.84%
R Class	$1,000	$1,018.25	$6.74	1.34%
R6 Class	$1,000	$1,022.49	$2.47	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS — 98.9%
AEROSPACE AND DEFENSE — 2.9%
General Dynamics Corp.	62,700	$6,829,284
Honeywell International, Inc.	62,500	5,797,500
Raytheon Co.	43,700	4,317,123
Textron, Inc.	124,800	4,903,392
		21,847,299
AIRLINES — 0.4%
Southwest Airlines Co.	116,400	2,748,204
AUTOMOBILES — 1.2%
Ford Motor Co.	555,300	8,662,680
BEVERAGES — 0.6%
PepsiCo, Inc.	57,600	4,809,600
BIOTECHNOLOGY — 0.6%
Amgen, Inc.	21,700	2,676,478
Gilead Sciences, Inc.(1)	20,700	1,466,802
		4,143,280
BUILDING PRODUCTS — 0.5%
Masco Corp.	168,000	3,731,280
CAPITAL MARKETS — 4.5%
Ameriprise Financial, Inc.	70,200	7,726,914
Bank of New York Mellon Corp. (The)	143,700	5,071,173
BlackRock, Inc.	22,600	7,107,248
Goldman Sachs Group, Inc. (The)	62,500	10,240,625
Morgan Stanley	119,500	3,724,815
		33,870,775
CHEMICALS — 1.2%
E.I. du Pont de Nemours & Co.	55,500	3,724,050
LyondellBasell Industries NV, Class A	56,800	5,051,792
		8,775,842
COMMERCIAL BANKS — 14.9%
Bank of America Corp.	590,700	10,160,040
Citigroup, Inc.	329,600	15,688,960

	Shares	Value
JPMorgan Chase & Co.	485,700	$29,486,847
KeyCorp	264,700	3,769,328
PNC Financial Services Group, Inc. (The)	151,700	13,197,900
U.S. Bancorp	363,300	15,571,038
Wells Fargo & Co.	479,300	23,840,382
		111,714,495
COMMERCIAL SERVICES AND SUPPLIES — 0.6%
ADT Corp. (The)	77,700	2,327,115
Tyco International Ltd.	58,600	2,484,640
		4,811,755
COMMUNICATIONS EQUIPMENT — 2.5%
Cisco Systems, Inc.	350,100	7,845,741
F5 Networks, Inc.(1)	12,600	1,343,538
QUALCOMM, Inc.	120,900	9,534,174
		18,723,453
COMPUTERS AND PERIPHERALS — 1.2%
Apple, Inc.	7,500	4,025,550
NetApp, Inc.	143,900	5,309,910
		9,335,460
CONSUMER FINANCE — 1.0%
Capital One Financial Corp.	95,000	7,330,200
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Berkshire Hathaway, Inc., Class B(1)	119,300	14,908,921
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
AT&T, Inc.	139,200	4,881,744
CenturyLink, Inc.	140,500	4,614,020
		9,495,764
ELECTRIC UTILITIES — 3.6%
American Electric Power Co., Inc.	118,700	6,013,342
Pinnacle West Capital Corp.	87,700	4,793,682
PPL Corp.	163,300	5,411,762
Westar Energy, Inc.	137,900	4,848,564
Xcel Energy, Inc.	184,400	5,598,384
		26,665,734
ELECTRICAL EQUIPMENT — 1.4%
Eaton Corp. plc	138,900	10,434,168

10

	Shares	Value
ENERGY EQUIPMENT AND SERVICES — 2.9%
Halliburton Co.	145,100	$8,544,939
National Oilwell Varco, Inc.	80,200	6,245,174
Schlumberger Ltd.	69,200	6,747,000
		21,537,113
FOOD AND STAPLES RETAILING — 1.9%
CVS Caremark Corp.	140,600	10,525,316
Kroger Co. (The)	92,500	4,037,625
		14,562,941
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.3%
Abbott Laboratories	259,000	9,974,090
Medtronic, Inc.	234,400	14,424,976
		24,399,066
HEALTH CARE PROVIDERS AND SERVICES — 1.9%
Aetna, Inc.	81,400	6,102,558
Quest Diagnostics, Inc.	43,900	2,542,688
WellPoint, Inc.	58,200	5,793,810
		14,439,056
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Carnival Corp.	78,200	2,960,652
Hilton Worldwide Holdings, Inc.(1)	61,100	1,358,864
Marriott International, Inc. Class A	8,000	448,160
		4,767,676
HOUSEHOLD PRODUCTS — 2.0%
Procter & Gamble Co. (The)	182,600	14,717,560
INDUSTRIAL CONGLOMERATES — 2.3%
General Electric Co.	664,700	17,209,083
INSURANCE — 6.0%
Allstate Corp. (The)	148,500	8,402,130
American International Group, Inc.	144,800	7,241,448
Chubb Corp. (The)	38,000	3,393,400
MetLife, Inc.	179,400	9,472,320
Principal Financial Group, Inc.	54,000	2,483,460
Prudential Financial, Inc.	76,900	6,509,585
Travelers Cos., Inc. (The)	89,600	7,624,960
		45,127,303

	Shares	Value
MACHINERY — 1.5%
Ingersoll-Rand plc	87,100	$4,985,604
PACCAR, Inc.	94,000	6,339,360
		11,324,964
MEDIA — 2.9%
CBS Corp., Class B	26,000	1,606,800
CBS Outdoor Americas, Inc.(1)	17,511	512,197
Comcast Corp., Class A	138,700	6,937,774
Time Warner Cable, Inc.	22,100	3,031,678
Time Warner, Inc.	148,900	9,727,637
		21,816,086
METALS AND MINING — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	229,700	7,596,179
MULTILINE RETAIL — 2.2%
Macy's, Inc.	131,800	7,814,422
Nordstrom, Inc.	30,000	1,873,500
Target Corp.	113,300	6,855,783
		16,543,705
OIL, GAS AND CONSUMABLE FUELS — 12.7%
Apache Corp.	57,000	4,728,150
Chevron Corp.	262,800	31,249,548
Exxon Mobil Corp.	231,000	22,564,080
Imperial Oil Ltd.	48,500	2,258,507
Marathon Petroleum Corp.	48,700	4,238,848
Oasis Petroleum, Inc.(1)	97,900	4,085,367
Occidental Petroleum Corp.	148,500	14,150,565
Total SA ADR	172,400	11,309,440
		94,584,505
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	101,500	4,656,820
PHARMACEUTICALS — 8.4%
Johnson & Johnson	270,400	26,561,392
Merck & Co., Inc.	301,900	17,138,863
Pfizer, Inc.	592,400	19,027,888
		62,728,143
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Brixmor Property Group, Inc.	124,400	2,653,452
Camden Property Trust	35,100	2,363,634
		5,017,086

11

	Shares	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Applied Materials, Inc.	417,400	$8,523,308
Intel Corp.	123,700	3,192,697
Microchip Technology, Inc.	164,400	7,851,744
		19,567,749
SOFTWARE — 3.7%
Electronic Arts, Inc.(1)	199,000	5,772,990
Microsoft Corp.	282,700	11,587,873
Oracle Corp.	244,200	9,990,222
		27,351,085
SPECIALTY RETAIL — 0.5%
Lowe's Cos., Inc.	69,500	3,398,550
TOBACCO — 0.6%
Altria Group, Inc.	110,700	4,143,501
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
United Rentals, Inc.(1)	19,500	1,851,330
TOTAL COMMON STOCKS (Cost $480,289,406)		739,348,411
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $1,389,626), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $1,361,534)		1,361,533

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $1,222,226), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $1,198,150)		$1,198,149
SSgA U.S. Government Money Market Fund	4,616,182	4,616,182
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,175,864)		7,175,864
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $487,465,270)		746,524,275
OTHER ASSETS AND LIABILITIES — 0.1%		1,091,457
TOTAL NET ASSETS — 100.0%		$747,615,732

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	890,326	CAD	994,939	JPMorgan Chase Bank N.A.	4/30/14	$(9,059)
USD	298,940	CAD	331,906	JPMorgan Chase Bank N.A.	4/30/14	(1,089)
USD	292,369	CAD	323,611	JPMorgan Chase Bank N.A.	4/30/14	(162)
USD	295,555	CAD	326,016	JPMorgan Chase Bank N.A.	4/30/14	850
USD	9,922,956	EUR	7,195,241	UBS AG	4/30/14	11,041
USD	274,612	EUR	199,729	UBS AG	4/30/14	(529)
						$1,052

12

Notes to Schedule of Investments
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $487,465,270)	$746,524,275
Foreign currency holdings, at value (cost of $103,793)	105,243
Receivable for investments sold	1,405,024
Receivable for capital shares sold	1,798,524
Unrealized appreciation on forward foreign currency exchange contracts	11,891
Dividends and interest receivable	1,029,670
750,874,627

Liabilities
Payable for investments purchased	1,903,069
Payable for capital shares redeemed	803,841
Unrealized depreciation on forward foreign currency exchange contracts	10,839
Accrued management fees	513,518
Distribution and service fees payable	27,628
3,258,895

Net Assets	$747,615,732

Net Assets Consist of:
Capital (par value and paid-in surplus)	$818,550,160
Undistributed net investment income	831,519
Accumulated net realized loss	(330,827,695)
Net unrealized appreciation	259,061,748
$747,615,732

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$574,366,739	69,353,760	$8.28
Institutional Class, $0.01 Par Value	$81,195,265	9,798,929	$8.29
A Class, $0.01 Par Value	$74,862,725	9,045,240	$8.28*
B Class, $0.01 Par Value	$927,616	111,668	$8.31
C Class, $0.01 Par Value	$10,101,411	1,220,055	$8.28
R Class, $0.01 Par Value	$6,134,507	740,630	$8.28
R6 Class, $0.01 Par Value	$27,469	3,314	$8.29
*Maximum offering price $8.79 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $75,190)	$17,090,895
Interest	1,407
17,092,302

Expenses:
Management fees	5,708,082
Distribution and service fees:
A Class	181,857
B Class	10,604
C Class	96,639
R Class	30,264
Directors' fees and expenses	6,439
6,033,885

Net investment income (loss)	11,058,417

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	63,169,661
Foreign currency transactions	(627,006)
62,542,655

Change in net unrealized appreciation (depreciation) on:
Investments	60,270,604
Translation of assets and liabilities in foreign currencies	(45,477)
60,225,127

Net realized and unrealized gain (loss)	122,767,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$133,826,199

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$11,058,417	$10,842,484
Net realized gain (loss)	62,542,655	59,176,143
Change in net unrealized appreciation (depreciation)	60,225,127	15,079,455
Net increase (decrease) in net assets resulting from operations	133,826,199	85,098,082

Distributions to Shareholders
From net investment income:
Investor Class	(8,420,022)	(8,590,787)
Institutional Class	(1,264,882)	(1,149,076)
A Class	(981,617)	(1,141,948)
B Class	(6,213)	(17,721)
C Class	(57,173)	(81,259)
R Class	(65,933)	(79,284)
R6 Class	(362)	—
Decrease in net assets from distributions	(10,796,202)	(11,060,075)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(5,327,220)	(169,707,552)

Net increase (decrease) in net assets	117,702,777	(95,669,545)

Net Assets
Beginning of period	629,912,955	725,582,500
End of period	$747,615,732	$629,912,955

Undistributed net investment income	$831,519	$536,989
See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

17

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

18

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 44% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.85% for the Investor Class, A Class, B Class, C Class and R Class, 0.65% for the Institutional Class and 0.50% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $237,549,850 and $243,776,714, respectively.

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5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	8,572,597	$65,373,014	17,796,988	$107,954,199
Issued in reinvestment of distributions	1,080,636	8,305,675	1,360,766	8,440,559
Redeemed	(10,681,224)	(81,601,170)	(39,663,157)	(239,958,023)
	(1,027,991)	(7,922,481)	(20,505,403)	(123,563,265)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	3,748,963	29,020,725	1,860,479	11,285,205
Issued in reinvestment of distributions	162,902	1,258,090	183,862	1,139,231
Redeemed	(2,390,739)	(18,331,164)	(6,511,040)	(39,753,880)
	1,521,126	11,947,651	(4,466,699)	(27,329,444)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	1,445,959	10,972,471	1,604,715	9,988,929
Issued in reinvestment of distributions	122,765	941,752	173,666	1,072,692
Redeemed	(2,537,130)	(19,307,507)	(4,162,961)	(25,682,192)
	(968,406)	(7,393,284)	(2,384,580)	(14,620,571)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	6,995	53,300	2,377	15,039
Issued in reinvestment of distributions	669	5,085	2,622	15,943
Redeemed	(98,135)	(725,360)	(253,285)	(1,560,479)
	(90,471)	(666,975)	(248,286)	(1,529,497)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	132,343	1,000,238	74,159	474,622
Issued in reinvestment of distributions	4,147	31,601	6,805	41,763
Redeemed	(211,438)	(1,608,523)	(300,903)	(1,870,403)
	(74,948)	(576,684)	(219,939)	(1,354,018)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	153,911	1,163,119	146,869	930,011
Issued in reinvestment of distributions	7,467	57,118	11,416	70,262
Redeemed	(257,441)	(1,961,046)	(380,427)	(2,311,030)
	(96,063)	(740,809)	(222,142)	(1,310,757)
R6 Class/Shares Authorized	40,000,000		N/A
Sold	3,268	25,000
Issued in reinvestment of distributions	46	362
	3,314	25,362
Net increase (decrease)	(733,439)	$(5,327,220)	(28,047,049)	$(169,707,552)

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

20

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$737,089,904	$2,258,507	—
Temporary Cash Investments	4,616,182	2,559,682	—
	$741,706,086	$4,818,189	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$11,891	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(10,839)	—

7. Derivative Instruments
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $11,891 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $10,839 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(629,848) in net realized gain (loss) on foreign currency transactions and $(46,609) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

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8. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$10,796,202	$11,060,075
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$511,320,004
Gross tax appreciation of investments	$236,005,426
Gross tax depreciation of investments	(801,155)
Net tax appreciation (depreciation) of investments	$235,204,271
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,691
Net tax appreciation (depreciation)	$235,205,962
Undistributed ordinary income	$831,519
Accumulated short-term capital losses	$(306,971,909)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(4,894,809) and $(302,077,100) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
2010	$3.64	0.09	1.60	1.69	(0.09)	$5.24	46.68%	0.85%	1.87%	25%	$786,992
Institutional Class
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
2010	$3.64	0.10	1.60	1.70	(0.10)	$5.24	46.97%	0.65%	2.07%	25%	$243,190

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
2010	$3.64	0.08	1.60	1.68	(0.08)	$5.24	46.31%	1.10%	1.62%	25%	$200,408
B Class
2014	$6.94	0.05	1.36	1.41	(0.04)	$8.31	20.45%	1.85%	0.64%	35%	$928
2013	$6.11	0.05	0.84	0.89	(0.06)	$6.94	14.67%	1.87%	0.87%	33%	$1,404
2012	$5.81	0.05	0.29	0.34	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
2010	$3.65	0.04	1.61	1.65	(0.04)	$5.26	45.34%	1.85%	0.87%	25%	$5,662
C Class
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
2010	$3.64	0.04	1.60	1.64	(0.04)	$5.24	45.19%	1.85%	0.87%	25%	$17,211

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
2010	$3.64	0.06	1.61	1.67	(0.07)	$5.24	45.93%	1.35%	1.37%	25%	$14,699
R6 Class
2014(3)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.

For corporate taxpayers, the fund hereby designates $10,796,202, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82093 1405

ANNUAL REPORT	MARCH 31, 2014

Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	ACVVX	1.69%	3.11%	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	–	0.04%	0.06%	–
Institutional Class(1)	ACVKX	1.98%	3.35%	10/31/11
A Class(1)	ACVQX			10/31/11
No sales charge*		1.50%	2.87%
With sales charge*		-4.31%	0.38%
C Class(1)	ACVHX	0.72%	2.09%	10/31/11
R Class(1)	ACVWX	1.21%	2.63%	10/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility and short sales risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
* From 10/31/11, the Investor Class's inception date. Not annualized.
** Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
5.06%	4.86%	5.31%	6.06%	5.56%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility and short sales risk. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, Kevin Toney, and Brian Woglom

Performance Summary
Market Neutral Value returned 1.69%* (including operating expenses) for the 12 months ended March 31, 2014. This compares to the 0.04% return of its benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Large-cap value stocks underperformed both mid-cap value stocks and small-cap value stocks.

Market Neutral Value is a natural extension of our existing capabilities. The heart of the strategy is to pair stocks of highly correlated business models—going long the more undervalued company and short the overvalued company. We believe this helps reduce some of the risks associated with shorting.

Positions in Energy and Information Technology Contributed Positively
The portfolio benefited from its stance in the energy and information technology sectors. In energy, the portfolio was long Valero LP, a master limited partnership (MLP). The portfolio was short an MLP exchanged-traded fund (ETF) and shares of Plains All American Pipelines LP. Valero LP was formed by oil refiner Valero Energy to own, operate, develop, and acquire crude oil and refined petroleum products pipelines, terminals, and other transportation and logistics assets.

In information technology, the portfolio was long the Class A shares of Molex, a manufacturer of electronic and fiber-optic interconnection products and systems, and it was short Molex’s common stock. As the spread (difference in price) between the two share classes was eliminated on news that Molex would be acquired by Koch Industries, the portfolio’s positioning contributed positively to performance.

A Position in Consumer Discretionary Added Value
Although the portfolio’s stance in consumer discretionary detracted from performance overall, the sector provided a contributing position. The portfolio was long Hasbro and short Mattel. We believed Hasbro was more attractively valued and could potentially be acquired. This positioning added value during the reporting period as Hasbro’s stock appreciated and Mattel’s stock declined.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

5

Position in Industrials Detracted from Relative Results
In the industrials sector, the portfolio’s performance was hampered by a long position in security monitoring company ADT, which was paired on the short side with an industrials ETF. In our opinion, ADT was undervalued by the market and was also a potential takeover candidate. However, ADT’s stock declined on news of the chief financial officer’s departure and the significant reduction of a stake held by an activist shareholder. The stock was also pressured by an increase in subscriber-acquisition costs and associated lower-than-expected account growth as a result of competitors’ aggressive tactics, a situation we consider largely transitory.

Outlook
Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in this low interest rate environment, diversification resulting from not being correlated to equity markets, low market volatility exposure, and a hedge against a rise in inflation and/or interest rates.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Long Holdings	% of net assets
Royal Dutch Shell plc, Class A ADR	4.92%
Hubbell, Inc., Class A	4.77%
HEICO Corp., Class A	4.77%
iShares Russell 1000 Value Index Fund	4.71%
Unilever NV ADR	3.35%
Republic Services, Inc.	1.90%
PNC Financial Services Group, Inc. (The)	1.83%
Occidental Petroleum Corp.	1.66%
ONE Gas, Inc.	1.60%
Westar Energy, Inc.	1.54%

Top Ten Short Holdings	% of net assets
Royal Dutch Shell plc, Class B ADR	(4.92)%
HEICO Corp.	(4.79)%
Hubbell, Inc., Class B	(4.70)%
iShares Russell 1000 Growth Index Fund	(4.23)%
Unilever plc ADR	(3.77)%
Utilities Select Sector SPDR Fund	(3.15)%
Consumer Discretionary Select Sector SPDR Fund	(2.76)%
Waste Management, Inc.	(1.91)%
Duke Energy Corp.	(1.90)%
ConocoPhillips	(1.68)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	61.5%
Foreign Common Stocks*	13.6%
Exchange-Traded Funds	5.0%
Convertible Bonds	0.6%
Convertible Preferred Stocks	0.4%
Domestic Common Stocks Sold Short	(56.1)%
Foreign Common Stocks Sold Short*	(10.1)%
Exchange-Traded Funds Sold Short	(15.0)%
Temporary Cash Investments	19.8%
Other Assets and Liabilities**	80.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits with broker for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$997.40	$19.72	3.96%
Investor Class (before waiver)	$1,000	$997.40(2)	$21.21	4.26%
Institutional Class (after waiver)	$1,000	$999.40	$18.74	3.76%
Institutional Class (before waiver)	$1,000	$999.40(2)	$20.24	4.06%
A Class (after waiver)	$1,000	$996.40	$20.95	4.21%
A Class (before waiver)	$1,000	$996.40(2)	$22.45	4.51%
C Class (after waiver)	$1,000	$992.40	$24.64	4.96%
C Class (before waiver)	$1,000	$992.40(2)	$26.13	5.26%
R Class (after waiver)	$1,000	$995.40	$22.19	4.46%
R Class (before waiver)	$1,000	$995.40(2)	$23.68	4.76%
Hypothetical
Investor Class (after waiver)	$1,000	$1,005.19	$19.80	3.96%
Investor Class (before waiver)	$1,000	$1,003.69	$21.28	4.26%
Institutional Class (after waiver)	$1,000	$1,006.18	$18.81	3.76%
Institutional Class (before waiver)	$1,000	$1,004.69	$20.29	4.06%
A Class (after waiver)	$1,000	$1,003.94	$21.03	4.21%
A Class (before waiver)	$1,000	$1,002.44	$22.52	4.51%
C Class (after waiver)	$1,000	$1,000.20	$24.73	4.96%
C Class (before waiver)	$1,000	$998.70	$26.21	5.26%
R Class (after waiver)	$1,000	$1,002.69	$22.27	4.46%
R Class (before waiver)	$1,000	$1,001.20	$23.75	4.76%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS - 75.1%
AEROSPACE AND DEFENSE - 7.6%
BAE Systems plc ADR(1)	17,150	$480,714
General Dynamics Corp.(1)	4,961	540,352
HEICO Corp., Class A(1)	83,766	3,636,282
Northrop Grumman Corp.	2,690	331,892
Raytheon Co.(1)	3,290	325,019
Rockwell Collins, Inc.(1)	1,922	153,126
Textron, Inc.(1)	8,640	339,466
		5,806,851
AIR FREIGHT AND LOGISTICS - 1.3%
United Parcel Service, Inc., Class B(1)	10,096	983,149
AUTOMOBILES - 0.5%
Honda Motor Co. Ltd. ADR(1)	6,978	246,603
Toyota Motor Corp. ADR(1)	1,415	159,753
		406,356
BEVERAGES - 1.3%
PepsiCo, Inc.(1)	11,750	981,125
BUILDING PRODUCTS - 0.6%
Norcraft Cos., Inc.(1)(2)	27,069	458,278
CAPITAL MARKETS - 1.5%
Franklin Resources, Inc.(1)	6,610	358,130
Northern Trust Corp.(1)	10,192	668,187
T. Rowe Price Group, Inc.(1)	1,460	120,231
		1,146,548
CHEMICALS - 0.7%
Potash Corp. of Saskatchewan, Inc.(1)	15,680	567,930
COMMERCIAL BANKS - 2.6%
M&T Bank Corp.(1)	4,790	581,027
PNC Financial Services Group, Inc. (The)(1)	16,019	1,393,653
		1,974,680
COMMERCIAL SERVICES AND SUPPLIES - 3.4%
ADT Corp. (The)(1)	37,692	1,128,875

	Shares	Value
Republic Services, Inc.(1)	42,403	$1,448,487
		2,577,362
CONTAINERS AND PACKAGING - 0.9%
Bemis Co., Inc.(1)	17,571	689,486
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
AT&T, Inc.	6,960	244,087
ELECTRIC UTILITIES - 2.7%
Great Plains Energy, Inc.(1)	1,300	35,152
Westar Energy, Inc.(1)	33,428	1,175,328
Xcel Energy, Inc.(1)	27,463	833,777
		2,044,257
ELECTRICAL EQUIPMENT - 6.2%
ABB Ltd. ADR(1)	29,015	748,297
Brady Corp., Class A(1)	12,883	349,773
Hubbell, Inc., Class A(1)	32,711	3,637,136
		4,735,206
FOOD AND STAPLES RETAILING - 1.2%
Sysco Corp.(1)	16,760	605,539
Wal-Mart Stores, Inc.(1)	4,400	336,292
		941,831
FOOD PRODUCTS - 6.0%
Campbell Soup Co.(1)	11,490	515,671
General Mills, Inc.(1)	8,885	460,421
Hillshire Brands Co.(1)	27,530	1,025,768
Unilever NV ADR(1)	62,146	2,555,443
		4,557,303
GAS UTILITIES - 3.8%
Atmos Energy Corp.(1)	8,068	380,245
Laclede Group, Inc. (The)(1)	17,779	838,280
ONE Gas, Inc.(1)(2)	33,880	1,217,308
WGL Holdings, Inc.(1)	10,980	439,859
		2,875,692
HEALTH CARE EQUIPMENT AND SUPPLIES - 0.9%
CareFusion Corp.(1)(2)	11,840	476,205
Stryker Corp.(1)	2,263	184,366
		660,571

10

	Shares	Value
HEALTH CARE PROVIDERS AND SERVICES - 1.9%
LifePoint Hospitals, Inc.(1)(2)	9,600	$523,680
Quest Diagnostics, Inc.(1)	16,604	961,704
		1,485,384
HOTELS, RESTAURANTS AND LEISURE - 1.2%
Carnival Corp.(1)	10,293	389,693
International Game Technology(1)	36,440	512,346
		902,039
HOUSEHOLD DURABLES - 0.8%
Lennar Corp., Class B(1)	18,935	618,038
HOUSEHOLD PRODUCTS - 0.8%
Procter & Gamble Co. (The)(1)	7,767	626,020
INDUSTRIAL CONGLOMERATES - 0.4%
Koninklijke Philips Electronics NV	7,810	274,600
INSURANCE - 4.7%
Chubb Corp. (The)(1)	12,655	1,130,092
Crawford & Co., Class A(1)	62,348	582,330
Marsh & McLennan Cos., Inc.(1)	13,430	662,099
MetLife, Inc.(1)	11,021	581,909
Reinsurance Group of America, Inc.(1)	7,910	629,873
		3,586,303
LIFE SCIENCES TOOLS AND SERVICES - 1.0%
Agilent Technologies, Inc.(1)	1,087	60,785
Waters Corp.(1)(2)	6,350	688,404
		749,189
MACHINERY - 1.2%
Stanley Black & Decker, Inc.(1)	4,470	363,143
Woodward, Inc.(1)	14,034	582,832
		945,975
METALS AND MINING - 2.3%
Constellium NV, Class A(1)(2)	25,659	753,092
Nucor Corp.(1)	20,240	1,022,929
		1,776,021
MULTI-UTILITIES - 0.7%
PG&E Corp.(1)	13,015	562,248
MULTILINE RETAIL - 0.3%
Target Corp.(1)	4,080	246,881

	Shares	Value
OIL, GAS AND CONSUMABLE FUELS - 8.6%
El Paso Pipeline Partners LP(1)	22,810	$693,196
Imperial Oil Ltd.(1)	11,860	552,083
Occidental Petroleum Corp.(1)	13,317	1,268,977
Royal Dutch Shell plc, Class A ADR(1)	51,420	3,756,745
Williams Partners LP	5,240	266,926
		6,537,927
PHARMACEUTICALS - 1.9%
Johnson & Johnson(1)	5,699	559,813
Pfizer, Inc.	18,670	599,680
Teva Pharmaceutical Industries Ltd. ADR	5,790	305,944
		1,465,437
REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.4%
Annaly Capital Management, Inc.(1)	32,620	357,841
Corrections Corp. of America(1)	8,838	276,806
Piedmont Office Realty Trust, Inc., Class A(1)	24,390	418,289
		1,052,936
ROAD AND RAIL - 1.0%
Union Pacific Corp.(1)	4,120	773,159
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT - 1.5%
Applied Materials, Inc.(1)	52,030	1,062,452
Teradyne, Inc.(1)(2)	2,120	42,167
		1,104,619
SOFTWARE - 0.8%
A10 Networks, Inc.(2)	40,000	601,600
SPECIALTY RETAIL - 1.1%
Bed Bath & Beyond, Inc.(1)(2)	3,857	265,362
CST Brands, Inc.(1)	17,134	535,266
		800,628
TRADING COMPANIES AND DISTRIBUTORS - 0.7%
Rush Enterprises, Inc., Class B(1)(2)	19,104	539,115
WIRELESS TELECOMMUNICATION SERVICES - 1.3%
Telephone & Data Systems, Inc.(1)	37,810	991,000
TOTAL COMMON STOCKS (Cost $52,350,000)		57,289,831

11

	Shares/Principal Amount	Value
EXCHANGE-TRADED FUNDS - 5.0%
iShares Russell 1000 Value Index Fund(1)	37,249	$3,594,529
Market Vectors Gold Miners(1)	10,360	244,496
TOTAL EXCHANGE-TRADED FUNDS (Cost $3,445,507)		3,839,025
CONVERTIBLE BONDS - 0.6%
PAPER AND FOREST PRODUCTS - 0.6%
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15(1) (Cost $529,382)	$330,000	480,975
CONVERTIBLE PREFERRED STOCKS - 0.4%
ELECTRIC UTILITIES - 0.4%
NextEra Energy, Inc., 5.80%, 9/1/16(1) (Cost $257,208)	5,281	285,280
TEMPORARY CASH INVESTMENTS - 19.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $2,929,460), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,870,240)		2,870,238
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $2,576,566), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,525,812)		2,525,810
SSgA U.S. Government Money Market Fund	9,731,231	9,731,231
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,127,279)		15,127,279
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT - 100.9% (Cost $71,709,376)		77,022,390
SECURITIES SOLD SHORT - (81.2)%
COMMON STOCKS SOLD SHORT - (66.2)%
AEROSPACE AND DEFENSE - (7.2)%
HEICO Corp.	(60,685)	(3,650,809)
Honeywell International, Inc.	(7,543)	(699,689)
Lockheed Martin Corp.	(7,050)	(1,150,842)
		(5,501,340)

	Shares	Value
AIR FREIGHT AND LOGISTICS - (0.8)%
FedEx Corp.	(4,700)	$(623,032)
AUTOMOBILES - (0.5)%
General Motors Co.	(11,660)	(401,337)
BEVERAGES - (1.3)%
Coca-Cola Co. (The)	(25,335)	(979,451)
BIOTECHNOLOGY - (0.6)%
Amgen, Inc.	(3,661)	(451,548)
CAPITAL MARKETS - (1.5)%
Ameriprise Financial, Inc.	(3,240)	(356,627)
Bank of New York Mellon Corp. (The)	(18,861)	(665,605)
BlackRock, Inc.	(420)	(132,081)
		(1,154,313)
COMMERCIAL BANKS - (2.6)%
Fifth Third Bancorp.	(44,752)	(1,027,058)
JPMorgan Chase & Co.	(15,650)	(950,112)
		(1,977,170)
COMMERCIAL SERVICES AND SUPPLIES - (1.9)%
Waste Management, Inc.	(34,580)	(1,454,781)
COMMUNICATIONS EQUIPMENT - (0.8)%
Cisco Systems, Inc.	(26,650)	(597,227)
COMPUTERS AND PERIPHERALS - (1.4)%
Hewlett-Packard Co.	(33,070)	(1,070,145)
DIVERSIFIED FINANCIAL SERVICES - (0.5)%
Berkshire Hathaway, Inc., Class B	(3,004)	(375,410)
DIVERSIFIED TELECOMMUNICATION SERVICES - (0.3)%
Verizon Communications, Inc.	(5,070)	(241,180)
ELECTRIC UTILITIES - (3.8)%
American Electric Power Co., Inc.	(11,140)	(564,352)
Duke Energy Corp.	(20,397)	(1,452,674)
Southern Co. (The)	(20,222)	(888,555)
		(2,905,581)
ELECTRICAL EQUIPMENT - (5.5)%
Eaton Corp. plc	(7,735)	(581,053)
Hubbell, Inc., Class B	(29,926)	(3,587,230)
		(4,168,283)
FOOD PRODUCTS - (5.7)%
Kellogg Co.	(7,421)	(465,371)
Tyson Foods, Inc., Class A	(23,720)	(1,043,917)

12

	Shares	Value
Unilever plc ADR	(67,169)	$(2,873,490)
		(4,382,778)
GAS UTILITIES - (0.6)%
AGL Resources, Inc.	(8,970)	(439,171)
HEALTH CARE EQUIPMENT AND SUPPLIES - (0.6)%
Covidien plc	(6,390)	(470,687)
HEALTH CARE PROVIDERS AND SERVICES - (2.0)%
HCA Holdings, Inc.	(10,121)	(531,352)
Laboratory Corp. of America Holdings	(9,799)	(962,360)
		(1,493,712)
HOTELS, RESTAURANTS AND LEISURE - (1.3)%
McDonald's Corp.	(6,180)	(605,825)
Royal Caribbean Cruises Ltd.	(7,175)	(391,468)
		(997,293)
HOUSEHOLD DURABLES - (0.8)%
Lennar Corp., Class A	(15,530)	(615,299)
HOUSEHOLD PRODUCTS - (0.4)%
Kimberly-Clark Corp.	(2,787)	(307,267)
INSURANCE - (4.2)%
Aon plc	(7,930)	(668,340)
Crawford & Co., Class B	(53,600)	(584,776)
Prudential Financial, Inc.	(14,443)	(1,222,600)
Travelers Cos., Inc. (The)	(8,840)	(752,284)
		(3,228,000)
LIFE SCIENCES TOOLS AND SERVICES - (1.0)%
Thermo Fisher Scientific, Inc.	(6,212)	(746,931)
MACHINERY - (3.1)%
Caterpillar, Inc.	(11,039)	(1,096,946)
Deere & Co.	(10,095)	(916,626)
Snap-on, Inc.	(3,190)	(362,001)
		(2,375,573)
METALS AND MINING - (1.3)%
BHP Billiton Ltd. ADR	(15,140)	(1,026,038)
MULTILINE RETAIL - (1.1)%
Kohl's Corp.	(4,350)	(247,080)
Macy's, Inc.	(4,577)	(271,370)
Sears Holdings Corp.	(7,115)	(339,813)
		(858,263)

	Shares	Value
OIL, GAS AND CONSUMABLE FUELS - (8.6)%
ConocoPhillips	(18,183)	$(1,279,174)
Exxon Mobil Corp.	(5,630)	(549,938)
Kinder Morgan Energy Partners LP	(5,490)	(405,985)
Kinder Morgan Management LLC	(7,862)	(563,470)
Royal Dutch Shell plc, Class B ADR	(48,054)	(3,753,498)
		(6,552,065)
PAPER AND FOREST PRODUCTS - (0.9)%
International Paper Co.	(15,007)	(688,521)
PHARMACEUTICALS - (1.2)%
Actavis plc	(820)	(168,797)
Merck & Co., Inc.	(10,610)	(602,330)
Valeant Pharmaceuticals International, Inc.	(1,060)	(139,740)
		(910,867)
REAL ESTATE INVESTMENT TRUSTS (REITs) - (1.2)%
Boston Properties, Inc.	(3,640)	(416,889)
Rayonier, Inc.	(10,557)	(484,672)
		(901,561)
ROAD AND RAIL - (1.5)%
CSX Corp.	(12,405)	(359,373)
Norfolk Southern Corp.	(5,250)	(510,142)
Werner Enterprises, Inc.	(10,580)	(269,896)
		(1,139,411)
TRADING COMPANIES AND DISTRIBUTORS - (0.7)%
Rush Enterprises, Inc., Class A	(16,230)	(527,150)
WIRELESS TELECOMMUNICATION SERVICES - (1.3)%
United States Cellular Corp.	(24,014)	(984,814)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $46,781,694)		$(50,546,199)
EXCHANGE-TRADED FUNDS SOLD SHORT - (15.0)%
Consumer Discretionary Select Sector SPDR Fund	(32,480)	(2,102,106)
Consumer Staples Select Sector SPDR Fund	(12,080)	(520,165)
DNP Select Income Fund, Inc.	(3,930)	(38,514)

13

	Shares	Value
Industrial Select Sector SPDR Fund	(10,493)	$(549,099)
iShares Dow Jones US Medical Devices Index Fund	(3,011)	(297,517)
iShares PHLX Semiconductor ETF	(620)	(49,408)
iShares Russell 1000 Growth Index Fund	(37,301)	(3,228,028)
iShares U.S. Basic Materials ETF	(9,060)	(754,426)
SPDR Gold Shares	(1,970)	(243,512)
SPDR S&P Homebuilders ETF	(13,790)	(448,864)
Utilities Select Sector SPDR Fund	(57,870)	(2,399,290)

	Shares	Value
Vanguard REIT ETF	(11,303)	$(798,218)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $10,964,621)		(11,429,147)
TOTAL SECURITIES SOLD SHORT - (81.2)% (Proceeds $57,746,315)		(61,975,346)
OTHER ASSETS AND LIABILITIES(3) - 80.3%		61,242,718
TOTAL NET ASSETS - 100.0%		$76,289,762

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	482,082	CAD	538,727	JPMorgan Chase Bank N.A.	4/30/14	$(4,905)
USD	676,070	CHF	596,645	Credit Suisse AG	4/30/14	1,020
USD	2,369,174	EUR	1,717,913	UBS AG	4/30/14	2,636
USD	65,973	EUR	48,021	UBS AG	4/30/14	(179)
USD	109,849	EUR	79,733	UBS AG	4/30/14	12
USD	360,111	JPY	36,818,447	Credit Suisse AG	4/30/14	3,340
USD	11,234	JPY	1,156,640	Credit Suisse AG	4/30/14	27
						$1,951

Notes to Schedule of Investments
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $51,172,224.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $71,709,376)	$77,022,390
Cash	19
Deposits with broker for securities sold short	61,313,590
Receivable for investments sold	1,703,102
Receivable for capital shares sold	85,355
Unrealized appreciation on forward foreign currency exchange contracts	7,035
Dividends and interest receivable	109,953
140,241,444

Liabilities
Securities sold short, at value (proceeds of $57,746,315)	61,975,346
Payable for investments purchased	1,804,545
Payable for capital shares redeemed	19,468
Unrealized depreciation on forward foreign currency exchange contracts	5,084
Accrued management fees	100,606
Distribution and service fees payable	8,833
Dividend expense payable on securities sold short	37,800
63,951,682

Net Assets	$76,289,762

Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,132,953
Accumulated net investment loss	(9,711)
Accumulated net realized loss	(1,919,415)
Net unrealized appreciation	1,085,935
$76,289,762

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$49,664,575	4,859,602	$10.22
Institutional Class, $0.01 Par Value	$5,714,391	556,107	$10.28
A Class, $0.01 Par Value	$13,639,530	1,342,223	$10.16*
C Class, $0.01 Par Value	$6,844,488	686,599	$9.97
R Class, $0.01 Par Value	$426,778	42,275	$10.10
* Maximum offering price $10.78 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,433)	$1,530,277
Interest	8,421
1,538,698

Expenses:
Dividend expense on securities sold short	886,076
Broker fees and charges on securities sold short	138,801
Management fees	778,240
Distribution and service fees:
A Class	18,939
C Class	39,836
R Class	2,121
Directors' fees and expenses	1,528
Other expenses	73
1,865,614
Fees waived	(123,470)
1,742,144

Net investment income (loss)	(203,446)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,018,166
Securities sold short transactions	(2,421,692)
Foreign currency transactions	(47,822)
(451,348)

Change in net unrealized appreciation (depreciation) on:
Investments	4,495,271
Securities sold short	(3,602,975)
Translation of assets and liabilities in foreign currencies	708
893,004

Net realized and unrealized gain (loss)	441,656

Net Increase (Decrease) in Net Assets Resulting from Operations	$238,210

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$(203,446)	$(177,519)
Net realized gain (loss)	(451,348)	241,090
Change in net unrealized appreciation (depreciation)	893,004	94,900
Net increase (decrease) in net assets resulting from operations	238,210	158,471

Distributions to Shareholders
From net realized gains:
Investor Class	(782,602)	(156,486)
Institutional Class	(42,231)	(13,536)
A Class	(193,962)	(30,858)
C Class	(106,904)	(18,244)
R Class	(8,353)	(13,536)
Decrease in net assets from distributions	(1,134,052)	(232,660)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	64,749,898	7,723,594

Net increase (decrease) in net assets	63,854,056	7,649,405

Net Assets
Beginning of period	12,435,706	4,786,301
End of period	$76,289,762	$12,435,706

Accumulated net investment loss	$(9,711)	$(306)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

18

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short - The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations - All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets - In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

19

Joint Trading Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees - The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the year ended March 31, 2014, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended March 31, 2014 was $81,919, $5,601, $22,727, $11,950 and $1,273 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2014 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

Distribution and Service Fees - The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

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Directors' Fees and Expenses - The Board of Directors is responsible for overseeing the investment manager's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses - The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions
Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended March 31, 2014 were $171,302,819 and $172,305,989, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		100,000,000
Sold	4,886,464	$50,619,324	611,135	$6,294,241
Issued in reinvestment of distributions	72,775	740,120	10,002	102,124
Redeemed	(901,252)	(9,271,962)	(121,705)	(1,250,450)
	4,057,987	42,087,482	499,432	5,145,915
Institutional Class/Shares Authorized	5,000,000		50,000,000
Sold	533,027	5,520,111	—	—
Issued in reinvestment of distributions	4,132	42,231	1,323	13,536
Redeemed	(22,375)	(230,568)	—	—
	514,784	5,331,774	1,323	13,536
A Class/Shares Authorized	5,000,000		50,000,000
Sold	1,602,009	16,420,288	188,275	1,926,247
Issued in reinvestment of distributions	19,126	193,552	3,031	30,858
Redeemed	(500,696)	(5,127,461)	(11,438)	(116,976)
	1,120,439	11,486,379	179,868	1,840,129
C Class/Shares Authorized	5,000,000		50,000,000
Sold	667,229	6,756,372	68,167	692,234
Issued in reinvestment of distributions	10,612	105,591	1,808	18,244
Redeemed	(101,217)	(1,027,179)	—	—
	576,624	5,834,784	69,975	710,478
R Class/Shares Authorized	5,000,000		50,000,000
Sold	111	1,126	—	—
Issued in reinvestment of distributions	831	8,353	1,333	13,536
	942	9,479	1,333	13,536
Net increase (decrease)	6,270,776	$64,749,898	751,931	$7,723,594

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6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$57,289,831	—	—
Exchange-Traded Funds	3,839,025	—	—
Convertible Bonds	—	$480,975	—
Convertible Preferred Stocks	—	285,280	—
Temporary Cash Investments	9,731,231	5,396,048	—
	$70,860,087	$6,162,303	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$7,035	—

Liabilities
Securities Sold Short
Common Stocks	$(50,546,199)	—	—
Exchange-Traded Funds	(11,429,147)	—	—
	$(61,975,346)	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(5,084)	—

7. Derivative Instruments
Foreign Currency Risk - The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign

22

currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $7,035 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $5,084 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(47,822) in net realized gain (loss) on foreign currency transactions and $707 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$749,114	$232,660
Long-term capital gains	$384,938	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$72,910,110
Gross tax appreciation of investments	$4,665,402
Gross tax depreciation of investments	(553,122)
Net tax appreciation (depreciation) of investments	$4,112,280
Net tax appreciation (depreciation) on securities sold short	$(6,056,722)
Net tax appreciation (depreciation)	$(1,944,442)
Undistributed ordinary income	$1,031,240
Accumulated long-term gains	$70,011

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(4)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(4)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413
A Class
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(4)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(4)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411
R Class
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(4)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 31, 2011 (fund inception) through March 31, 2012.

(5)	Annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Market Neutral Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Neutral Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.
For corporate taxpayers, the fund hereby designates $522,476, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.
The fund hereby designates $749,114 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.
The fund hereby designates $384,938, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82094 1405

ANNUAL REPORT	MARCH 31, 2014

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 Years	Since Inception	Inception Date
Investor Class	ACMVX	21.02%	22.53%	10.77%	10.77%	3/31/04
Russell Midcap Value Index	–	22.95%	26.33%	10.24%	10.28%	–
Institutional Class	AVUAX	21.33%	22.78%	–	11.29%	8/2/04
A Class(1)	ACLAX					1/13/05
No sales charge*		20.71%	22.21%	–	9.99%
With sales charge*		13.74%	20.77%	–	9.28%
C Class	ACCLX	19.75%	–	–	14.73%	3/1/10
R Class	AMVRX	20.41%	21.91%	–	8.92%	7/29/05
R6 Class	AMDVX	–	–	–	12.01%(2)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary
Mid Cap Value returned 21.02%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell Midcap Value Index, returned 22.95%. The portfolio’s return reflects operating expenses, while the index’s return does not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Mid-cap value stocks outperformed small-cap value stocks and large-cap value stocks.

In this environment, the portfolio’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in nine of the 10 sectors in which it was invested. On a relative basis, it underperformed the benchmark, as investors gravitated to lower-quality, riskier securities.

We carefully manage this portfolio for long-term results. Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 10.77%, topping the return for that period of the Russell Midcap Value Index (see the performance information on pages 3 and 4).

Materials Detracted From Relative Performance
Although an underweight position relative to the benchmark in the materials sector added to results, the portfolio was hindered by security selection, especially in the metals and mining industry. An overweight position in gold producer Newmont Mining detracted. A sharp drop in gold prices during 2013 seemed likely to negatively impact Newmont’s profitability and free cash flow.

Telecommunication Services Was a Source of Weakness
An overweight position in telecommunication services—the strongest-performing sector in the benchmark—contributed positively, but the portfolio was hampered by security selection. An investment in CenturyLink detracted. This high-yielding security underperformed, as lower-yielding assets outperformed. CenturyLink reported weaker-than-expected results, as its growth business is not ramping up as fast as expected, and its legacy businesses have contracted more quickly than expected.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Security Selection in Consumer Staples Dampened Results
During the reporting period, consumers appeared to be focusing their purchases on big-ticket items, such as cars and houses, instead of smaller-ticket items. In our opinion, this hurt the profit margins of many companies in the food products industry, including portfolio holdings Kellogg, ConAgra Foods, and General Mills—all of which underperformed. Weak consumer demand also negatively affected food service companies, such as Sysco. The global food distributor reported weak restaurant sales and has had continuing difficulties in integrating a new technology system designed to improve the efficiency of its operations and sales process.

Financials Enhanced Relative Performance
In financials, an underweight position in REITs added to relative returns. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment, but the industry underperformed during the reporting period as interest rates increased. Within capital markets, an investment in Charles Schwab was advantageous. As interest rates increased, it seemed likely that Charles Schwab would regain earning power as its net interest margin expands over time.

Information Technology Contributed Positively
An underweight position in information technology, which posted strong returns in the benchmark, dampened relative returns, but effective security selection boosted absolute performance. The portfolio owned Molex, a manufacturer of electronic and fiber-optic interconnection products and systems. Its share price rose on news that Koch Industries would acquire it for a significant premium. The portfolio also benefited from an overweight position in Applied Materials, which reported solid results and provided better-than-expected guidance, driven by strength in core semiconductor capital equipment orders.

Positioning in Energy and Utilities Added to Relative Results
In energy, the portfolio benefited from an underweight position in oil refiners, such as its lack of exposure to Marathon Petroleum and Valero Energy. We believe current refining margins are unsustainable and will revert to long-term averages over time.

An underweight position in utilities added to relative returns, as interest rates began to increase during the reporting period and utilities—which are sensitive to changes in rates—posted the weakest performance in the benchmark. For some time, we have considered many of these stocks overvalued.

Outlook
We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2014, we saw attractive opportunities in consumer staples, health care, industrials, and energy, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to financials, consumer discretionary, materials, and information technology stocks.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.8%
Imperial Oil Ltd.	2.8%
ADT Corp. (The)	2.0%
Applied Materials, Inc.	1.9%
iShares Russell Midcap Value Index Fund	1.7%
Westar Energy, Inc.	1.6%
Sysco Corp.	1.6%
Apache Corp.	1.5%
Lowe's Cos., Inc.	1.5%

Top Five Industries	% of net assets
Insurance	7.9%
Oil, Gas and Consumable Fuels	7.8%
Commercial Banks	7.3%
Commercial Services and Supplies	6.6%
Electric Utilities	6.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.6%
Foreign Common Stocks*	6.4%
Exchange-Traded Funds	1.7%
Total Equity Exposure	97.7%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	—**

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

**	Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,121.70	$5.29	1.00%
Institutional Class	$1,000	$1,123.50	$4.24	0.80%
A Class	$1,000	$1,120.20	$6.61	1.25%
C Class	$1,000	$1,116.00	$10.55	2.00%
R Class	$1,000	$1,118.80	$7.92	1.50%
R6 Class	$1,000	$1,123.60	$3.44	0.65%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
A Class	$1,000	$1,018.70	$6.29	1.25%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%
R6 Class	$1,000	$1,021.69	$3.28	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS — 96.0%
AEROSPACE AND DEFENSE — 2.7%
BAE Systems plc	3,713,540	$25,643,241
General Dynamics Corp.	350,465	38,172,648
Northrop Grumman Corp.	131,536	16,228,912
Rockwell Collins, Inc.	310,140	24,708,854
Textron, Inc.	794,243	31,205,807
		135,959,462
AIRLINES — 0.7%
Southwest Airlines Co.	1,489,580	35,168,984
AUTO COMPONENTS — 0.4%
Autoliv, Inc.	183,726	18,436,904
BEVERAGES — 0.5%
Dr Pepper Snapple Group, Inc.	444,959	24,232,467
CAPITAL MARKETS — 4.0%
Charles Schwab Corp. (The)	280,833	7,675,166
Franklin Resources, Inc.	708,324	38,376,994
Northern Trust Corp.	2,162,413	141,767,796
State Street Corp.	220,877	15,361,996
		203,181,952
COMMERCIAL BANKS — 7.3%
BOK Financial Corp.	330,816	22,842,845
Comerica, Inc.	596,932	30,921,078
Commerce Bancshares, Inc.	1,317,250	61,146,745
Cullen/Frost Bankers, Inc.	524,082	40,632,077
KeyCorp	1,091,359	15,540,952
M&T Bank Corp.	520,510	63,137,863
PNC Financial Services Group, Inc. (The)	687,654	59,825,898
SunTrust Banks, Inc.	957,857	38,113,130
Westamerica Bancorp.	729,559	39,454,551
		371,615,139
COMMERCIAL SERVICES AND SUPPLIES — 6.6%
ADT Corp. (The)	3,423,520	102,534,424
Republic Services, Inc.	4,871,182	166,399,577

	Shares	Value
Tyco International Ltd.	1,084,399	$45,978,518
Waste Management, Inc.	579,673	24,386,843
		339,299,362
COMMUNICATIONS EQUIPMENT — 0.3%
Harris Corp.	201,668	14,754,031
COMPUTERS AND PERIPHERALS — 2.4%
SanDisk Corp.	591,323	48,009,514
Western Digital Corp.	794,035	72,908,294
		120,917,808
CONTAINERS AND PACKAGING — 1.2%
Bemis Co., Inc.	898,815	35,269,500
Sonoco Products Co.	627,290	25,731,436
		61,000,936
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
CenturyLink, Inc.	1,557,299	51,141,699
ELECTRIC UTILITIES — 6.2%
Empire District Electric Co. (The)	596,414	14,504,788
Great Plains Energy, Inc.	2,551,748	68,999,266
Northeast Utilities	673,532	30,645,706
Portland General Electric Co.	816,814	26,415,765
Southern Co. (The)	852,837	37,473,658
Westar Energy, Inc.	2,337,331	82,180,558
Xcel Energy, Inc.	1,952,605	59,281,088
		319,500,829
ELECTRICAL EQUIPMENT — 0.7%
Brady Corp., Class A	570,896	15,499,826
Regal-Beloit Corp.	277,412	20,170,627
		35,670,453
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
TE Connectivity Ltd.	618,450	37,236,874
ENERGY EQUIPMENT AND SERVICES — 0.5%
Cameron International Corp.(1)	403,176	24,904,182
FOOD AND STAPLES RETAILING — 1.6%
Sysco Corp.	2,241,556	80,987,418
FOOD PRODUCTS — 5.2%
Campbell Soup Co.	498,100	22,354,728
ConAgra Foods, Inc.	988,138	30,661,922

10

	Shares	Value
Danone SA	337,740	$23,883,200
General Mills, Inc.	633,328	32,819,057
Hillshire Brands Co.	1,624,234	60,518,959
Kellogg Co.	440,379	27,616,167
Kraft Foods Group, Inc.	591,230	33,168,003
Mondelez International, Inc., Class A	1,046,561	36,158,683
		267,180,719
GAS UTILITIES — 2.4%
AGL Resources, Inc.	357,294	17,493,114
Atmos Energy Corp.	182,990	8,624,319
Laclede Group, Inc. (The)	1,312,037	61,862,544
Southwest Gas Corp.	157,719	8,430,081
WGL Holdings, Inc.	688,391	27,576,943
		123,987,001
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.4%
Becton Dickinson and Co.	205,036	24,005,615
Boston Scientific Corp.(1)	2,419,421	32,710,572
CareFusion Corp.(1)	1,529,918	61,533,302
Medtronic, Inc.	905,820	55,744,163
STERIS Corp.	498,985	23,826,533
Stryker Corp.	490,102	39,928,610
Zimmer Holdings, Inc.	403,572	38,169,840
		275,918,635
HEALTH CARE PROVIDERS AND SERVICES — 3.3%
Cigna Corp.	245,644	20,567,772
LifePoint Hospitals, Inc.(1)	1,060,601	57,855,785
Patterson Cos., Inc.	830,161	34,667,523
Quest Diagnostics, Inc.	1,002,583	58,069,607
		171,160,687
HOTELS, RESTAURANTS AND LEISURE — 1.3%
Carnival Corp.	1,054,287	39,915,306
International Game Technology	1,987,757	27,947,863
		67,863,169
HOUSEHOLD PRODUCTS — 0.2%
Energizer Holdings, Inc.	115,710	11,656,625
INDUSTRIAL CONGLOMERATES — 1.1%
Koninklijke Philips Electronics NV	1,534,404	53,914,280

	Shares	Value
INSURANCE — 7.9%
ACE Ltd.	540,742	$53,565,902
Aflac, Inc.	359,910	22,688,726
Allstate Corp. (The)	548,760	31,048,841
Arthur J Gallagher & Co.	619,880	29,493,890
Chubb Corp. (The)	488,767	43,646,893
HCC Insurance Holdings, Inc.	1,113,236	50,641,106
Marsh & McLennan Cos., Inc.	433,173	21,355,429
MetLife, Inc.	418,930	22,119,504
Reinsurance Group of America, Inc.	699,992	55,740,363
Symetra Financial Corp.	743,685	14,739,837
Travelers Cos., Inc. (The)	318,370	27,093,287
Unum Group	850,331	30,025,188
		402,158,966
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Agilent Technologies, Inc.	590,052	32,995,708
Bio-Rad Laboratories, Inc., Class A(1)	200,183	25,647,446
		58,643,154
MACHINERY — 0.7%
Stanley Black & Decker, Inc.	413,880	33,623,611
METALS AND MINING — 1.7%
Constellium NV, Class A(1)	926,497	27,192,687
Newmont Mining Corp.	893,873	20,952,383
Nucor Corp.	780,316	39,437,171
		87,582,241
MULTI-UTILITIES — 3.3%
Ameren Corp.	805,810	33,199,372
Consolidated Edison, Inc.	1,053,830	56,537,979
NorthWestern Corp.	542,260	25,719,392
PG&E Corp.	1,203,521	51,992,107
		167,448,850
MULTILINE RETAIL — 1.3%
Family Dollar Stores, Inc.	292,430	16,963,864
Target Corp.	812,321	49,153,544
		66,117,408
OIL, GAS AND CONSUMABLE FUELS — 7.8%
Apache Corp.	908,112	75,327,891
Devon Energy Corp.	759,062	50,804,020

11

	Shares	Value
Imperial Oil Ltd.	3,043,793	$141,740,808
Murphy Oil Corp.	682,991	42,932,814
Southwestern Energy Co.(1)	1,048,134	48,224,645
Williams Partners LP	798,941	40,698,055
		399,728,233
PHARMACEUTICALS — 1.0%
Hospira, Inc.(1)	1,159,410	50,144,482
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.1%
Annaly Capital Management, Inc.	4,003,204	43,915,148
Capstead Mortgage Corp.	1,100,930	13,937,774
Corrections Corp. of America	1,608,654	50,383,043
Empire State Realty Trust, Inc.	1,668,472	25,210,612
Federal Realty Investment Trust	164,865	18,913,313
Piedmont Office Realty Trust, Inc., Class A	3,260,979	55,925,790
		208,285,680
ROAD AND RAIL — 0.7%
Heartland Express, Inc.	658,394	14,938,960
Werner Enterprises, Inc.	821,215	20,949,194
		35,888,154
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 6.1%
Analog Devices, Inc.	304,109	16,160,352
Applied Materials, Inc.	4,813,812	98,298,041
KLA-Tencor Corp.	508,124	35,131,693
Maxim Integrated Products, Inc.	1,119,936	37,092,280
Microchip Technology, Inc.	520,369	24,852,824
Micron Technology, Inc.(1)	1,864,640	44,117,383
Teradyne, Inc.(1)	2,926,645	58,210,969
		313,863,542
SPECIALTY RETAIL — 2.3%
Bed Bath & Beyond, Inc.(1)	222,542	15,310,890
CST Brands, Inc.	860,917	26,895,047

	Shares	Value
Lowe's Cos., Inc.	1,531,700	$74,900,130
		117,106,067
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	310,110	15,400,063
THRIFTS AND MORTGAGE FINANCE — 1.4%
Capitol Federal Financial, Inc.	934,258	11,724,938
People's United Financial, Inc.	4,061,095	60,388,483
		72,113,421
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
Rogers Communications, Inc., Class B	796,071	32,987,800
TOTAL COMMON STOCKS (Cost $4,046,111,559)		4,906,781,288
EXCHANGE-TRADED FUNDS — 1.7%
iShares Russell Midcap Value Index Fund (Cost $59,019,066)	1,244,841	85,557,922
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $23,460,829), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $22,986,568)		22,986,549
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $20,634,647), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $20,228,180)		20,228,163
SSgA U.S. Government Money Market Fund	77,933,541	77,933,541
TOTAL TEMPORARY CASH INVESTMENTS (Cost $121,148,253)		121,148,253
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,226,278,878)		5,113,487,463
OTHER ASSETS AND LIABILITIES†		(857,952)
TOTAL NET ASSETS — 100.0%	$5,112,629,511

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	146,916,391	CAD	164,179,066	JPMorgan Chase Bank N.A.	4/30/14	$(1,494,825)
USD	62,257,012	EUR	45,143,218	UBS AG	4/30/14	69,269
USD	2,145,704	EUR	1,561,841	UBS AG	4/30/14	(5,834)
USD	2,746,960	EUR	1,993,845	UBS AG	4/30/14	308
USD	10,725,753	GBP	6,483,324	Credit Suisse AG	4/30/14	(80,623)
USD	1,552,519	GBP	936,946	Credit Suisse AG	4/30/14	(9,178)
USD	2,710,774	GBP	1,631,487	Credit Suisse AG	4/30/14	(8,581)
USD	2,179,040	GBP	1,309,571	Credit Suisse AG	4/30/14	(3,746)
USD	4,165,893	GBP	2,498,290	Credit Suisse AG	4/30/14	1,755
						$(1,531,455)

Notes to Schedule of Investments
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-Income producing

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $4,226,278,878)	$5,113,487,463
Receivable for investments sold	61,805,822
Receivable for capital shares sold	4,108,241
Unrealized appreciation on forward foreign currency exchange contracts	71,332
Dividends and interest receivable	10,577,163
5,190,050,021

Liabilities
Payable for investments purchased	58,282,668
Payable for capital shares redeemed	13,146,308
Unrealized depreciation on forward foreign currency exchange contracts	1,602,787
Accrued management fees	4,125,108
Distribution and service fees payable	263,639
77,420,510

Net Assets	$5,112,629,511

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,049,720,608
Undistributed net investment income	8,044,680
Undistributed net realized gain	169,186,590
Net unrealized appreciation	885,677,633
$5,112,629,511

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,252,176,625	198,915,115	$16.35
Institutional Class, $0.01 Par Value	$812,520,880	49,679,720	$16.36
A Class, $0.01 Par Value	$802,479,618	49,127,165	$16.33*
C Class, $0.01 Par Value	$60,442,965	3,716,430	$16.26
R Class, $0.01 Par Value	$110,439,913	6,770,403	$16.31
R6 Class, $0.01 Par Value	$74,569,510	4,560,183	$16.35
* Maximum offering price $17.33 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $329,851)	$103,426,120
Interest	16,780
103,442,900

Expenses:
Management fees	42,946,962
Distribution and service fees:
A Class	1,647,788
C Class	489,220
R Class	474,044
Directors' fees and expenses	128,911
Other expenses	72
45,686,997

Net investment income (loss)	57,755,903

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	423,701,276
Foreign currency transactions	6,215,978
429,917,254

Change in net unrealized appreciation (depreciation) on:
Investments	359,873,057
Translation of assets and liabilities in foreign currencies	(1,125,703)
358,747,354

Net realized and unrealized gain (loss)	788,664,608

Net Increase (Decrease) in Net Assets Resulting from Operations	$846,420,511

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$57,755,903	$43,424,108
Net realized gain (loss)	429,917,254	85,580,417
Change in net unrealized appreciation (depreciation)	358,747,354	364,765,746
Net increase (decrease) in net assets resulting from operations	846,420,511	493,770,271

Distributions to Shareholders
From net investment income:
Investor Class	(37,722,594)	(34,962,608)
Institutional Class	(8,905,673)	(6,611,740)
A Class	(6,942,017)	(6,056,843)
C Class	(223,273)	(200,163)
R Class	(818,214)	(807,304)
R6 Class	(343,394)	—
From net realized gains:
Investor Class	(186,469,876)	(46,600,724)
Institutional Class	(41,066,685)	(8,214,430)
A Class	(43,513,075)	(9,216,413)
C Class	(3,355,561)	(526,325)
R Class	(6,113,861)	(1,403,611)
R6 Class	(2,630,900)	—
Decrease in net assets from distributions	(338,105,123)	(114,600,161)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,130,163,371	835,399,876

Net increase (decrease) in net assets	1,638,478,759	1,214,569,986

Net Assets
Beginning of period	3,474,150,752	2,259,580,766
End of period	$5,112,629,511	$3,474,150,752

Undistributed net investment income	$8,044,680	$6,449,316

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

17

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

18

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $3,746,439,372 and $2,898,123,126, respectively.

19

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	555,000,000		500,000,000
Sold	67,128,088	$1,032,685,581	67,480,262	$888,777,355
Issued in reinvestment of distributions	14,102,921	218,577,078	6,187,913	79,352,207
Redeemed	(51,576,358)	(804,506,459)	(30,017,729)	(392,179,745)
	29,654,651	446,756,200	43,650,446	575,949,817
Institutional Class/Shares Authorized	150,000,000		100,000,000
Sold	27,072,352	420,529,813	12,919,904	168,871,444
Issued in reinvestment of distributions	2,610,543	40,501,980	933,914	12,000,298
Redeemed	(9,029,546)	(140,904,950)	(5,198,351)	(68,083,664)
	20,653,349	320,126,843	8,655,467	112,788,078
A Class/Shares Authorized	150,000,000		100,000,000
Sold	25,453,960	394,239,784	16,033,412	210,717,951
Issued in reinvestment of distributions	3,152,530	48,853,425	1,153,941	14,768,108
Redeemed	(13,112,900)	(203,392,609)	(8,174,174)	(106,477,452)
	15,493,590	239,700,600	9,013,179	119,008,607
C Class/Shares Authorized	15,000,000		10,000,000
Sold	1,787,493	27,382,385	1,172,247	15,546,220
Issued in reinvestment of distributions	200,686	3,098,474	47,511	607,390
Redeemed	(439,763)	(6,786,136)	(238,735)	(3,101,170)
	1,548,416	23,694,723	981,023	13,052,440
R Class/Shares Authorized	25,000,000		15,000,000
Sold	3,002,841	46,350,942	2,141,562	28,095,307
Issued in reinvestment of distributions	443,429	6,863,337	172,787	2,208,311
Redeemed	(1,707,674)	(26,599,771)	(1,208,392)	(15,702,684)
	1,738,596	26,614,508	1,105,957	14,600,934
R6 Class/Shares Authorized	50,000,000		N/A
Sold	4,717,648	75,828,189
Issued in reinvestment of distributions	191,117	2,974,294
Redeemed	(348,582)	(5,531,986)
	4,560,183	73,270,497
Net increase (decrease)	73,648,785	$1,130,163,371	63,406,072	$835,399,876
(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

20

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,628,611,959	$278,169,329	—
Exchange-Traded Funds	85,557,922	—	—
Temporary Cash Investments	77,933,541	43,214,712	—
	$4,792,103,422	$321,384,041	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$71,332	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,602,787)	—

7. Derivative Instruments
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $71,332 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,602,787 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,027,284 in net realized gain (loss) on foreign currency transactions and $(1,122,472) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors
There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

21

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$173,872,245	$88,592,941
Long-term capital gains	$164,232,878	$26,007,220

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,277,203,585
Gross tax appreciation of investments	$886,363,156
Gross tax depreciation of investments	(50,079,278)
Net tax appreciation (depreciation) of investments	$836,283,878
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(15,069)
Net tax appreciation (depreciation)	$836,268,809
Undistributed ordinary income	$112,523,460
Accumulated long-term gains	$114,116,634

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	–	(0.23)	$13.13	17.34%	1.01%	2.07%	71%	$1,334,230
2010	$7.34	0.18	4.03	4.21	(0.14)	–	(0.14)	$11.41	57.68%	1.00%	1.79%	126%	$478,796
Institutional Class
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	–	(0.25)	$13.14	17.66%	0.81%	2.27%	71%	$170,182
2010	$7.34	0.20	4.03	4.23	(0.16)	–	(0.16)	$11.41	58.00%	0.80%	1.99%	126%	$68,487
A Class(3)
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	–	(0.20)	$13.13	17.05%	1.26%	1.82%	71%	$215,813
2010	$7.34	0.15	4.04	4.19	(0.12)	–	(0.12)	$11.41	57.28%	1.25%	1.54%	126%	$75,435

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	–	(0.12)	$13.14	16.24%	2.01%	1.07%	71%	$5,989
2010(4)	$10.97	0.02	0.43	0.45	–	–	–	$11.42	4.10%	2.00%(5)	2.07%(5)	126%(6)	$51
R Class
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	–	(0.17)	$13.14	16.85%	1.51%	1.57%	71%	$40,933
2010	$7.34	0.13	4.03	4.16	(0.09)	–	(0.09)	$11.41	56.88%	1.50%	1.29%	126%	$16,611
R6 Class
2014(7)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(5)	1.83%(5)	67%(8)	$74,570

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	March 1, 2010 (commencement of sale) through March 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.

For corporate taxpayers, the fund hereby designates $79,141,255, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $118,917,080 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $164,232,878, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82095 1405

ANNUAL REPORT	MARCH 31, 2014

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	21.75%	20.07%	5.25%	5/12/06
Russell 1000 Value Index	—	21.57%	21.74%	6.12%	—
S&P 500 Index	—	21.86%	21.14%	7.09%	—
R6 Class	ACDLX	—	—	9.83%(1)	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.67%	0.52%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary
NT Large Company Value returned 21.75%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell 1000 Value Index, returned 21.57%. The broader market, as measured by the S&P 500 Index, returned 21.86%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Large-cap value stocks underperformed both mid-cap value stocks and small-cap value stocks. In this environment, the portfolio received positive results in absolute terms from all 10 of the sectors in which it was invested. It also outperformed its benchmark.

Financials Added Most to Relative Returns
In financials, advantageous subsector allocation and security selection added to relative performance. The portfolio was significantly underweight REITs, which we have considered generally overvalued for some time. REITs underperformed as interest rates increased. Within capital markets, the portfolio had an overweight position relative to the benchmark in Ameriprise Financial. The company, which has a solid return on capital, benefited from the strength of the equity market. At the end of the reporting period, we still considered its valuation attractive. In the insurance industry, the portfolio benefited from an overweight position in MetLife. The company, which announced a dividend increase, gained some clarity on the regulatory front and is likely to earn a higher yield on its investible assets resulting from higher interest rates.

Underweight Position in Utilities Contributed Positively
An underweight position in utilities added to relative returns, as interest rates began to increase during the reporting period and utilities—which are sensitive to changes in rates—posted the second-weakest performance in the benchmark. For some time, we have considered many of these stocks overvalued.

*All fund returns referenced in this commentary are for Institutional Class shares.

5

Energy Generated Positive Returns
Security selection in the energy sector, especially in the energy equipment and services industry, contributed positively. Among large integrated energy companies, the portfolio benefited from an investment in Total SA. The French oil and gas company outperformed its European peers. Conversely, the portfolio was hampered by an overweight position in Chevron, which trailed some of its peers, including Exxon Mobil.

Information Technology Provided Notable Contributors
In the information technology sector, a top contributor was Microsoft, which announced solid earnings against low expectations. Microsoft’s enterprise software division has continued to perform well and at the end of the reporting period, we still considered the stock undervalued. An overweight position in Applied Materials was also advantageous. The company is benefiting as its customers increase capital equipment spending on new technology, such as 3D memory. Applied Materials is widely expected to see strong profit margin improvement and earnings growth as a result of its proposed acquisition of Tokyo Electron.

Consumer Discretionary Detracted from Results
Security selection in the consumer discretionary sector dampened results. The portfolio was overweight Target, which reported weak comparable-store sales. Target also had weaker-than-expected sales from its expansion into the Canadian market.

Telecommunication Services and Health Care Slowed Relative Performance
The portfolio was hampered by its lack of exposure to wireless telecommunication services, an industry segment that generated strong gains in the benchmark.

Although the portfolio benefited from an overweight position in health care, it was hindered by security selection. It did not hold any stocks in the life sciences tools and services industry, which performed well in the benchmark.

Industrials Supplied Top Detractor
In the industrials sector, which added to relative performance overall, an overweight position in ADT detracted. The stock declined on concerns about the security monitoring company’s growth, which has slowed because of a drop in new subscribers and higher-than-anticipated customer churn. Investors may also be reacting to the favorable treatment of a shareholder activist, who liquidated a large position in late 2013. We still view ADT as undervalued.

Outlook
We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2014, we saw attractive opportunities in energy, information technology, and consumer discretionary, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to the utilities and telecommunication services sectors. We are still finding greater value opportunities among mega-cap stocks and have maintained the portfolio’s bias toward them.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
Chevron Corp.	4.2%
JPMorgan Chase & Co.	4.0%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.2%
Exxon Mobil Corp.	3.0%
Pfizer, Inc.	2.5%
General Electric Co.	2.3%
Merck & Co., Inc.	2.3%
Citigroup, Inc.	2.1%
U.S. Bancorp	2.1%

Top Five Industries	% of net assets
Commercial Banks	15.1%
Oil, Gas and Consumable Fuels	12.7%
Pharmaceuticals	8.4%
Insurance	6.1%
Capital Markets	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Exchange-Traded Funds	0.5%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,122.00	$3.44	0.65%
R6 Class	$1,000	$1,122.90	$2.65	0.50%
Hypothetical
Institutional Class	$1,000	$1,021.69	$3.28	0.65%
R6 Class	$1,000	$1,022.44	$2.52	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS — 99.0%
AEROSPACE AND DEFENSE — 2.9%
General Dynamics Corp.	112,900	$12,297,068
Honeywell International, Inc.	113,000	10,481,880
Raytheon Co.	78,900	7,794,531
Textron, Inc.	224,700	8,828,463
		39,401,942
AIRLINES — 0.4%
Southwest Airlines Co.	209,800	4,953,378
AUTOMOBILES — 1.2%
Ford Motor Co.	1,003,600	15,656,160
BEVERAGES — 0.6%
PepsiCo, Inc.	104,100	8,692,350
BIOTECHNOLOGY — 0.6%
Amgen, Inc.	39,300	4,847,262
Gilead Sciences, Inc.(1)	37,500	2,657,250
		7,504,512
BUILDING PRODUCTS — 0.5%
Masco Corp.	304,400	6,760,724
CAPITAL MARKETS — 4.6%
Ameriprise Financial, Inc.	126,800	13,956,876
Bank of New York Mellon Corp. (The)	260,300	9,185,987
BlackRock, Inc.	40,800	12,830,784
Goldman Sachs Group, Inc. (The)	113,000	18,515,050
Morgan Stanley	216,000	6,732,720
		61,221,417
CHEMICALS — 1.2%
E.I. du Pont de Nemours & Co.	100,300	6,730,130
LyondellBasell Industries NV, Class A	102,600	9,125,244
		15,855,374
COMMERCIAL BANKS — 15.1%
Bank of America Corp.	1,066,800	18,348,960
Citigroup, Inc.	595,700	28,355,320
JPMorgan Chase & Co.	877,800	53,291,238
KeyCorp	479,500	6,828,080

	Shares	Value
PNC Financial Services Group, Inc. (The)	274,200	$23,855,400
U.S. Bancorp	656,600	28,141,876
Wells Fargo & Co.	867,800	43,164,372
		201,985,246
COMMERCIAL SERVICES AND SUPPLIES — 0.6%
ADT Corp. (The)	140,400	4,204,980
Tyco International Ltd.	105,700	4,481,680
		8,686,660
COMMUNICATIONS EQUIPMENT — 2.5%
Cisco Systems, Inc.	634,000	14,207,940
F5 Networks, Inc.(1)	22,700	2,420,501
QUALCOMM, Inc.	218,500	17,230,910
		33,859,351
COMPUTERS AND PERIPHERALS — 1.3%
Apple, Inc.	13,500	7,245,990
NetApp, Inc.	260,600	9,616,140
		16,862,130
CONSUMER FINANCE — 1.0%
Capital One Financial Corp.	171,700	13,248,372
DIVERSIFIED FINANCIAL SERVICES — 2.0%
Berkshire Hathaway, Inc., Class B(1)	216,000	26,993,520
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
AT&T, Inc.	251,600	8,823,612
CenturyLink, Inc.	252,900	8,305,236
		17,128,848
ELECTRIC UTILITIES — 3.6%
American Electric Power Co., Inc.	214,000	10,841,240
Pinnacle West Capital Corp.	157,900	8,630,814
PPL Corp.	293,500	9,726,590
Westar Energy, Inc.	248,200	8,726,712
Xcel Energy, Inc.	331,900	10,076,484
		48,001,840
ELECTRICAL EQUIPMENT — 1.4%
Eaton Corp. plc	251,000	18,855,120
ENERGY EQUIPMENT AND SERVICES — 2.9%
Halliburton Co.	262,100	15,435,069

10

	Shares	Value
National Oilwell Varco, Inc.	144,900	$11,283,363
Schlumberger Ltd.	125,100	12,197,250
		38,915,682
FOOD AND STAPLES RETAILING — 2.0%
CVS Caremark Corp.	252,800	18,924,608
Kroger Co. (The)	167,200	7,298,280
		26,222,888
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.3%
Abbott Laboratories	467,300	17,995,723
Medtronic, Inc.	423,600	26,068,344
		44,064,067
HEALTH CARE PROVIDERS AND SERVICES — 1.9%
Aetna, Inc.	146,900	11,013,093
Quest Diagnostics, Inc.	79,300	4,593,056
WellPoint, Inc.	104,600	10,412,930
		26,019,079
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Carnival Corp.	140,100	5,304,186
Hilton Worldwide Holdings, Inc.(1)	110,100	2,448,624
Marriott International, Inc., Class A	14,400	806,688
		8,559,498
HOUSEHOLD PRODUCTS — 2.0%
Procter & Gamble Co. (The)	330,000	26,598,000
INDUSTRIAL CONGLOMERATES — 2.3%
General Electric Co.	1,201,400	31,104,246
INSURANCE — 6.1%
Allstate Corp. (The)	267,000	15,106,860
American International Group, Inc.	262,200	13,112,622
Chubb Corp. (The)	67,700	6,045,610
MetLife, Inc.	322,500	17,028,000
Principal Financial Group, Inc.	97,600	4,488,624
Prudential Financial, Inc.	139,000	11,766,350
Travelers Cos., Inc. (The)	162,700	13,845,770
		81,393,836
MACHINERY — 1.5%
Ingersoll-Rand plc	157,700	9,026,748
PACCAR, Inc.	170,200	11,478,288
		20,505,036

	Shares	Value
MEDIA — 2.9%
CBS Corp., Class B	46,900	$2,898,420
CBS Outdoor Americas, Inc.(1)	31,707	927,430
Comcast Corp., Class A	251,200	12,565,024
Time Warner Cable, Inc.	40,000	5,487,200
Time Warner, Inc.	269,100	17,580,303
		39,458,377
METALS AND MINING — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	415,100	13,727,357
MULTILINE RETAIL — 2.2%
Macy's, Inc.	238,200	14,122,878
Nordstrom, Inc.	52,600	3,284,870
Target Corp.	204,800	12,392,448
		29,800,196
OIL, GAS AND CONSUMABLE FUELS — 12.7%
Apache Corp.	102,900	8,535,555
Chevron Corp.	474,700	56,446,577
Exxon Mobil Corp.	418,300	40,859,544
Imperial Oil Ltd.	87,800	4,088,597
Marathon Petroleum Corp.	88,000	7,659,520
Oasis Petroleum, Inc.(1)	176,800	7,377,864
Occidental Petroleum Corp.	269,000	25,633,010
Total SA ADR	311,400	20,427,840
		171,028,507
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	182,700	8,382,276
PHARMACEUTICALS — 8.4%
Johnson & Johnson	488,400	47,975,532
Merck & Co., Inc.	545,300	30,956,681
Pfizer, Inc.	1,070,600	34,387,672
		113,319,885
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Brixmor Property Group, Inc.	224,500	4,788,585
Camden Property Trust	63,400	4,269,356
		9,057,941
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Applied Materials, Inc.	753,200	15,380,344
Intel Corp.	223,800	5,776,278

11

	Shares	Value
Microchip Technology, Inc.	297,400	$14,203,824
		35,360,446
SOFTWARE — 3.7%
Electronic Arts, Inc.(1)	360,000	10,443,600
Microsoft Corp.	510,300	20,917,197
Oracle Corp.	442,200	18,090,402
		49,451,199
SPECIALTY RETAIL — 0.5%
Lowe's Cos., Inc.	125,600	6,141,840
TRADING COMPANIES AND DISTRIBUTORS — 0.3%
United Rentals, Inc.(1)	36,100	3,427,334
TOTAL COMMON STOCKS (Cost $978,917,616)		1,328,204,634
EXCHANGE-TRADED FUNDS — 0.5%
SPDR S&P 500 ETF Trust (Cost $5,477,182)	38,900	7,275,856
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $1,817,259), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $1,780,522)		1,780,521

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $1,598,345), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $1,566,860)		$1,566,859
SSgA U.S. Government Money Market Fund	6,036,731	6,036,731
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,384,111)		9,384,111
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $993,778,909)		1,344,864,601
OTHER ASSETS AND LIABILITIES — (0.2)%		(3,141,436)
TOTAL NET ASSETS — 100.0%		$1,341,723,165

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,612,113	CAD	1,801,536	JPMorgan Chase Bank N.A.	4/30/14	$(16,403)
USD	542,520	CAD	602,346	JPMorgan Chase Bank N.A.	4/30/14	(1,977)
USD	526,932	CAD	583,239	JPMorgan Chase Bank N.A.	4/30/14	(292)
USD	535,694	CAD	590,904	JPMorgan Chase Bank N.A.	4/30/14	1,541
USD	17,923,484	EUR	12,996,508	UBS AG	4/30/14	19,942
USD	496,022	EUR	360,764	UBS AG	4/30/14	(954)
						$1,857

Notes to Schedule of Investments
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $993,778,909)	$1,344,864,601
Foreign currency holdings, at value (cost of $66,881)	67,347
Receivable for investments sold	2,694,624
Receivable for capital shares sold	78,168
Unrealized appreciation on forward foreign currency exchange contracts	21,483
Dividends and interest receivable	1,811,374
1,349,537,597

Liabilities
Payable for investments purchased	3,461,483
Payable for capital shares redeemed	3,608,536
Unrealized depreciation on forward foreign currency exchange contracts	19,626
Accrued management fees	724,787
7,814,432

Net Assets	$1,341,723,165

Net Assets Consist of:
Capital (par value and paid-in surplus)	$983,662,356
Undistributed net investment income	1,616,272
Undistributed net realized gain	5,356,084
Net unrealized appreciation	351,088,453
$1,341,723,165

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,324,950,963	108,810,560	$12.18
R6 Class, $0.01 Par Value	$16,772,202	1,377,130	$12.18

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $126,614)	$27,696,921
Interest	3,149
27,700,070

Expenses:
Management fees	7,312,172
Directors' fees and expenses	27,122
Other expenses	584
7,339,878

Net investment income (loss)	20,360,192

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	55,738,407
Foreign currency transactions	(982,899)
54,755,508

Change in net unrealized appreciation (depreciation) on:
Investments	146,272,924
Translation of assets and liabilities in foreign currencies	(68,547)
146,204,377

Net realized and unrealized gain (loss)	200,959,885

Net Increase (Decrease) in Net Assets Resulting from Operations	$221,320,077

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$20,360,192	$15,385,480
Net realized gain (loss)	54,755,508	14,161,871
Change in net unrealized appreciation (depreciation)	146,204,377	93,549,748
Net increase (decrease) in net assets resulting from operations	221,320,077	123,097,099

Distributions to Shareholders
From net investment income:
Institutional Class	(19,576,005)	(15,210,513)
R6 Class	(107,447)	—
From net realized gains:
Institutional Class	(31,180,355)	(9,326,338)
R6 Class	(265,443)	—
Decrease in net assets from distributions	(51,129,250)	(24,536,851)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	229,631,692	174,696,501

Net increase (decrease) in net assets	399,822,519	273,256,749

Net Assets
Beginning of period	941,900,646	668,643,897
End of period	$1,341,723,165	$941,900,646

Undistributed net investment income	$1,616,272	$905,312

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the

16

Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.65% for the Institutional Class and 0.50% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $587,439,942 and $385,383,243, respectively.

18

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	500,000,000		205,000,000
Sold	19,951,815	$228,131,063	26,521,184	$250,774,299
Issued in reinvestment of distributions	4,366,191	50,756,360	2,590,318	24,536,851
Redeemed	(5,660,866)	(65,321,164)	(10,797,729)	(100,614,649)
	18,657,140	213,566,259	18,313,773	174,696,501
R6 Class/Shares Authorized	50,000,000		N/A
Sold	1,551,103	18,125,854
Issued in reinvestment of distributions	31,722	372,890
Redeemed	(205,695)	(2,433,311)
	1,377,130	16,065,433
Net increase (decrease)	20,034,270	$229,631,692	18,313,773	$174,696,501

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.
6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,324,116,037	$4,088,597	—
Exchange-Traded Funds	7,275,856	—	—
Temporary Cash Investments	6,036,731	3,347,380	—
	$1,337,428,624	$7,435,977	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$21,483	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(19,626)	—

7. Derivative Instruments
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $21,483 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $19,626 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(987,956) in net realized gain (loss) on foreign currency transactions and $(68,646) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$26,258,574	$15,210,513
Long-term capital gains	$24,870,676	$9,326,338

20

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,012,368,951
Gross tax appreciation of investments	$334,464,398
Gross tax depreciation of investments	(1,968,748)
Net tax appreciation (depreciation) of investments	$332,495,650
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$904
Net tax appreciation (depreciation)	$332,496,554
Undistributed ordinary income	$5,004,091
Accumulated long-term gains	$20,560,164

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
2010	$5.55	0.14	2.47	2.61	(0.14)	—	(0.14)	$8.02	47.28%	0.64%	1.99%	23%	$308,035
R6 Class
2014(4)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(3)	1.93%(3)	35%(5)	$16,772

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Annualized.

(4)	July 26, 2013 (commencement of sale) through March 31, 2014.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.

For corporate taxpayers, the fund hereby designates $26,258,574, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,575,122 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $24,870,676, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82113 1405

ANNUAL REPORT	MARCH 31, 2014

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	21.19%	22.92%	9.57%	5/12/06
Russell Midcap Value Index	—	22.95%	26.33%	8.19%	—
R6 Class	ACDSX	—	—	11.89%(1)	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary
NT Mid Cap Value returned 21.19%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell Midcap Value Index, returned 22.95%. The portfolio’s return reflects operating expenses, while the index’s return does not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Mid-cap value stocks outperformed small-cap value stocks and large-cap value stocks.

In this environment, the portfolio’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in nine of the 10 sectors in which it was invested. On a relative basis, it underperformed the benchmark, as investors gravitated to lower-quality, riskier securities.

We carefully manage this portfolio for long-term results. Since its inception on May 12, 2006, NT Mid Cap Value has produced an average annual return of 9.57%, topping the return for that period of the Russell Midcap Value Index (see the performance information on pages 3 and 4).

Materials Detracted From Relative Performance
Although an underweight position relative to the benchmark in the materials sector added to results, the portfolio was hindered by security selection, especially in the metals and mining industry. An overweight position in gold producer Newmont Mining detracted. A sharp drop in gold prices during 2013 seemed likely to negatively impact Newmont’s profitability and free cash flow.

Telecommunication Services Was a Source of Weakness
An overweight position in telecommunication services—the strongest-performing sector in the benchmark—contributed positively, but the portfolio was hampered by security selection. An investment in CenturyLink detracted. This high-yielding security underperformed, as lower-yielding assets outperformed. CenturyLink reported weaker-than-expected results, as its growth business is not ramping up as fast as expected, and its legacy businesses have contracted more quickly than expected.

*All fund returns referenced in this commentary are for Institutional Class shares.

5

Security Selection in Consumer Staples Dampened Results
During the reporting period, consumers appeared to be focusing their purchases on big-ticket items, such as cars and houses, instead of smaller-ticket items. In our opinion, this hurt the profit margins of many companies in the food products industry, including portfolio holdings Kellogg, ConAgra Foods, and General Mills—all of which underperformed. Weak consumer demand also negatively affected food service companies, such as Sysco. The global food distributor reported weak restaurant sales and has had continuing difficulties in integrating a new technology system designed to improve the efficiency of its operations and sales process.

Financials Enhanced Relative Performance
In financials, an underweight position in REITs added to relative returns. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment, but the industry underperformed during the reporting period as interest rates increased. Within capital markets, an investment in Charles Schwab was advantageous. As interest rates increased, it seemed likely that Charles Schwab would regain earning power as its net interest margin expands over time.

Information Technology Contributed Positively
An underweight position in information technology, which posted strong returns in the benchmark, dampened relative returns, but effective security selection boosted absolute performance. The portfolio owned Molex, a manufacturer of electronic and fiber-optic interconnection products and systems. Its share price rose on news that Koch Industries would acquire it for a significant premium. The portfolio also benefited from an overweight position in Applied Materials, which reported solid results and provided better-than-expected guidance, driven by strength in core semiconductor capital equipment orders.

Positioning in Energy and Utilities Added to Relative Results
In energy, the portfolio benefited from an underweight position in oil refiners, such as its lack of exposure to Marathon Petroleum and Valero Energy. We believe current refining margins are unsustainable and will revert to long-term averages over time.

An underweight position in utilities added to relative returns, as interest rates began to increase during the reporting period and utilities—which are sensitive to changes in rates—posted the weakest performance in the benchmark. For some time, we have considered many of these stocks overvalued.

Outlook
We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2014, we saw attractive opportunities in consumer staples, health care, industrials, and energy, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to financials, consumer discretionary, materials, and information technology stocks.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.8%
Imperial Oil Ltd.	2.8%
ADT Corp. (The)	2.0%
Applied Materials, Inc.	1.9%
iShares Russell Midcap Value Index Fund	1.7%
Westar Energy, Inc.	1.6%
Sysco Corp.	1.6%
Apache Corp.	1.5%
Lowe's Cos., Inc.	1.5%

Top Five Industries	% of net assets
Insurance	7.8%
Oil, Gas and Consumable Fuels	7.8%
Commercial Banks	7.3%
Commercial Services and Supplies	6.6%
Electric Utilities	6.2%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.5%
Foreign Common Stocks*	6.4%
Exchange-Traded Funds	1.6%
Total Equity Exposure	97.5%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	–**

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

**	Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,121.50	$4.23	0.80%
R6 Class	$1,000	$1,123.20	$3.44	0.65%
Hypothetical
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
R6 Class	$1,000	$1,021.69	$3.28	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS — 95.9%
AEROSPACE AND DEFENSE — 2.7%
BAE Systems plc	439,200	$3,032,823
General Dynamics Corp.	41,439	4,513,536
Northrop Grumman Corp.	15,552	1,918,806
Rockwell Collins, Inc.	37,070	2,953,367
Textron, Inc.	93,118	3,658,606
		16,077,138
AIRLINES — 0.7%
Southwest Airlines Co.	176,138	4,158,618
AUTO COMPONENTS — 0.4%
Autoliv, Inc.	21,710	2,178,599
BEVERAGES — 0.5%
Dr Pepper Snapple Group, Inc.	52,575	2,863,235
CAPITAL MARKETS — 4.0%
Charles Schwab Corp. (The)	33,199	907,329
Franklin Resources, Inc.	83,687	4,534,162
Northern Trust Corp.	255,699	16,763,626
State Street Corp.	25,921	1,802,805
		24,007,922
COMMERCIAL BANKS — 7.3%
BOK Financial Corp.	39,086	2,698,888
Comerica, Inc.	70,522	3,653,039
Commerce Bancshares, Inc.	154,240	7,159,821
Cullen/Frost Bankers, Inc.	61,909	4,799,805
KeyCorp	125,111	1,781,581
M&T Bank Corp.	61,490	7,458,737
PNC Financial Services Group, Inc. (The)	81,999	7,133,913
SunTrust Banks, Inc.	113,058	4,498,578
Westamerica Bancorp.	86,631	4,685,004
		43,869,366
COMMERCIAL SERVICES AND SUPPLIES — 6.6%
ADT Corp. (The)	404,800	12,123,760
Republic Services, Inc.	575,902	19,672,812

	Shares	Value
Tyco International Ltd.	128,211	$5,436,146
Waste Management, Inc.	68,479	2,880,912
		40,113,630
COMMUNICATIONS EQUIPMENT — 0.3%
Harris Corp.	23,800	1,741,208
COMPUTERS AND PERIPHERALS — 2.4%
SanDisk Corp.	69,913	5,676,236
Western Digital Corp.	93,119	8,550,187
		14,226,423
CONTAINERS AND PACKAGING — 1.2%
Bemis Co., Inc.	106,278	4,170,349
Sonoco Products Co.	73,267	3,005,412
		7,175,761
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
CenturyLink, Inc.	184,000	6,042,560
ELECTRIC UTILITIES — 6.2%
Empire District Electric Co. (The)	70,511	1,714,828
Great Plains Energy, Inc.	301,457	8,151,397
Northeast Utilities	80,179	3,648,144
Portland General Electric Co.	97,237	3,144,645
Southern Co. (The)	100,840	4,430,910
Westar Energy, Inc.	275,558	9,688,619
Xcel Energy, Inc.	228,631	6,941,237
		37,719,780
ELECTRICAL EQUIPMENT — 0.7%
Brady Corp., Class A	67,989	1,845,901
Regal-Beloit Corp.	33,484	2,434,622
		4,280,523
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
TE Connectivity Ltd.	73,035	4,397,437
ENERGY EQUIPMENT AND SERVICES — 0.5%
Cameron International Corp.(1)	48,642	3,004,616
FOOD AND STAPLES RETAILING — 1.6%
Sysco Corp.	265,023	9,575,281
FOOD PRODUCTS — 5.2%
Campbell Soup Co.	58,820	2,639,841
ConAgra Foods, Inc.	118,489	3,676,714

10

	Shares	Value
Danone SA	39,090	$2,764,240
General Mills, Inc.	74,817	3,877,017
Hillshire Brands Co.	192,027	7,154,926
Kellogg Co.	52,024	3,262,425
Kraft Foods Group, Inc.	69,690	3,909,609
Mondelez International, Inc., Class A	124,243	4,292,596
		31,577,368
GAS UTILITIES — 2.4%
AGL Resources, Inc.	43,470	2,128,291
Atmos Energy Corp.	21,603	1,018,149
Laclede Group, Inc. (The)	155,116	7,313,720
Southwest Gas Corp.	18,631	995,827
WGL Holdings, Inc.	80,601	3,228,876
		14,684,863
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.4%
Becton Dickinson and Co.	24,556	2,875,016
Boston Scientific Corp.(1)	283,292	3,830,108
CareFusion Corp.(1)	179,390	7,215,066
Medtronic, Inc.	107,027	6,586,441
STERIS Corp.	58,989	2,816,725
Stryker Corp.	58,679	4,780,578
Zimmer Holdings, Inc.	48,296	4,567,836
		32,671,770
HEALTH CARE PROVIDERS AND SERVICES — 3.3%
Cigna Corp.	28,961	2,424,904
LifePoint Hospitals, Inc.(1)	125,321	6,836,261
Patterson Cos., Inc.	98,160	4,099,162
Quest Diagnostics, Inc.	118,458	6,861,087
		20,221,414
HOTELS, RESTAURANTS AND LEISURE — 1.3%
Carnival Corp.	124,650	4,719,249
International Game Technology	235,005	3,304,170
		8,023,419
HOUSEHOLD PRODUCTS — 0.2%
Energizer Holdings, Inc.	13,680	1,378,123
INDUSTRIAL CONGLOMERATES — 1.0%
Koninklijke Philips Electronics NV	181,296	6,370,189

	Shares	Value
INSURANCE — 7.8%
ACE Ltd.	63,315	$6,271,984
Aflac, Inc.	42,510	2,679,830
Allstate Corp. (The)	64,692	3,660,273
Arthur J Gallagher & Co.	73,080	3,477,146
Chubb Corp. (The)	57,788	5,160,468
HCC Insurance Holdings, Inc.	131,392	5,977,022
Marsh & McLennan Cos., Inc.	52,099	2,568,481
MetLife, Inc.	49,160	2,595,648
Reinsurance Group of America, Inc.	82,709	6,586,118
Symetra Financial Corp.	87,873	1,741,643
Travelers Cos., Inc. (The)	37,648	3,203,845
Unum Group	99,564	3,515,605
		47,438,063
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Agilent Technologies, Inc.	68,671	3,840,082
Bio-Rad Laboratories, Inc., Class A(1)	23,170	2,968,541
		6,808,623
MACHINERY — 0.7%
Stanley Black & Decker, Inc.	48,890	3,971,824
METALS AND MINING — 1.7%
Constellium NV, Class A(1)	109,424	3,211,594
Newmont Mining Corp.	105,384	2,470,201
Nucor Corp.	92,268	4,663,225
		10,345,020
MULTI-UTILITIES — 3.3%
Ameren Corp.	95,200	3,922,240
Consolidated Edison, Inc.	123,340	6,617,191
NorthWestern Corp.	63,630	3,017,971
PG&E Corp.	142,305	6,147,576
		19,704,978
MULTILINE RETAIL — 1.3%
Family Dollar Stores, Inc.	33,550	1,946,236
Target Corp.	95,343	5,769,205
		7,715,441
OIL, GAS AND CONSUMABLE FUELS — 7.8%
Apache Corp.	107,035	8,878,553

11

	Shares	Value
Devon Energy Corp.	89,683	$6,002,483
Imperial Oil Ltd.	359,892	16,759,150
Murphy Oil Corp.	79,971	5,026,977
Southwestern Energy Co.(1)	123,769	5,694,612
Williams Partners LP	93,618	4,768,901
		47,130,676
PHARMACEUTICALS — 1.0%
Hospira, Inc.(1)	137,077	5,928,580
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.1%
Annaly Capital Management, Inc.	469,163	5,146,718
Capstead Mortgage Corp.	130,160	1,647,826
Corrections Corp. of America	190,074	5,953,118
Empire State Realty Trust, Inc.	197,282	2,980,931
Federal Realty Investment Trust	19,439	2,230,042
Piedmont Office Realty Trust, Inc., Class A	381,834	6,548,453
		24,507,088
ROAD AND RAIL — 0.7%
Heartland Express, Inc.	77,952	1,768,731
Werner Enterprises, Inc.	97,104	2,477,123
		4,245,854
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 6.1%
Analog Devices, Inc.	35,958	1,910,808
Applied Materials, Inc.	572,107	11,682,425
KLA-Tencor Corp.	60,340	4,171,908
Maxim Integrated Products, Inc.	132,237	4,379,689
Microchip Technology, Inc.	60,931	2,910,065
Micron Technology, Inc.(1)	218,810	5,177,045
Teradyne, Inc.(1)	346,015	6,882,238
		37,114,178
SPECIALTY RETAIL — 2.3%
Bed Bath & Beyond, Inc.(1)	25,421	1,748,965
CST Brands, Inc.	101,676	3,176,358
Lowe's Cos., Inc.	180,977	8,849,775
		13,775,098

	Shares	Value
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	36,487	$1,811,945
THRIFTS AND MORTGAGE FINANCE — 1.4%
Capitol Federal Financial, Inc.	107,097	1,344,067
People's United Financial, Inc.	479,469	7,129,704
		8,473,771
WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Rogers Communications, Inc., Class B	95,459	3,955,655
TOTAL COMMON STOCKS (Cost $474,668,741)		579,286,037
EXCHANGE-TRADED FUNDS — 1.6%
iShares Russell Midcap Value Index Fund (Cost $7,096,555)	147,085	10,109,152
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $2,910,810), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,851,968)		2,851,966
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $2,560,163), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,509,732)		2,509,730
SSgA U.S. Government Money Market Fund	9,669,387	9,669,387
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,031,083)		15,031,083
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $496,796,379)		604,426,272
OTHER ASSETS AND LIABILITIES†		(226,091)
TOTAL NET ASSETS — 100.0%		$604,200,181

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,326,204	CAD	19,362,033	JPMorgan Chase Bank N.A.	4/30/14	$(176,288)
USD	7,352,393	EUR	5,331,298	UBS AG	4/30/14	8,180
USD	253,414	EUR	184,458	UBS AG	4/30/14	(689)
USD	278,401	EUR	202,074	UBS AG	4/30/14	31
USD	1,266,789	GBP	765,727	Credit Suisse AG	4/30/14	(9,522)
USD	183,784	GBP	110,914	Credit Suisse AG	4/30/14	(1,086)
USD	321,507	GBP	193,500	Credit Suisse AG	4/30/14	(1,018)
USD	257,859	GBP	154,969	Credit Suisse AG	4/30/14	(443)
USD	493,238	GBP	295,795	Credit Suisse AG	4/30/14	208
						$(180,627)

Notes to Schedule of Investments
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-Income producing

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $496,796,379)	$604,426,272
Receivable for investments sold	7,150,893
Receivable for capital shares sold	56,098
Unrealized appreciation on forward foreign currency exchange contracts	8,419
Dividends and interest receivable	1,244,341
612,886,023

Liabilities
Payable for investments purchased	7,091,818
Payable for capital shares redeemed	1,001,733
Unrealized depreciation on forward foreign currency exchange contracts	189,046
Accrued management fees	403,245
8,685,842

Net Assets	$604,200,181

Net Assets Consist of:
Capital (par value and paid-in surplus)	$479,309,880
Undistributed net investment income	1,077,566
Undistributed net realized gain	16,363,484
Net unrealized appreciation	107,449,251
$604,200,181

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$596,654,547	47,268,235	$12.62
R6 Class, $0.01 Par Value	$7,545,634	597,807	$12.62

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $37,875)	$11,884,773
Interest	2,116
11,886,889

Expenses:
Management fees	4,036,522
Directors' fees and expenses	12,184
4,048,706

Net investment income (loss)	7,838,183

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	53,667,420
Foreign currency transactions	722,137
54,389,557

Change in net unrealized appreciation (depreciation) on:
Investments	36,214,001
Translation of assets and liabilities in foreign currencies	(130,593)
36,083,408

Net realized and unrealized gain (loss)	90,472,965

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,311,148

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$7,838,183	$6,408,428
Net realized gain (loss)	54,389,557	12,279,259
Change in net unrealized appreciation (depreciation)	36,083,408	44,510,715
Net increase (decrease) in net assets resulting from operations	98,311,148	63,198,402

Distributions to Shareholders
From net investment income:
Institutional Class	(7,498,492)	(7,183,304)
R6 Class	(35,203)	—
From net realized gains:
Institutional Class	(39,749,512)	(10,428,032)
R6 Class	(339,798)	—
Decrease in net assets from distributions	(47,623,005)	(17,611,336)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	130,035,223	76,021,382

Net increase (decrease) in net assets	180,723,366	121,608,448

Net Assets
Beginning of period	423,476,815	301,868,367
End of period	$604,200,181	$423,476,815

Undistributed net investment income	$1,077,566	$887,028

See Notes to Financial Statements.

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Notes to Financial Statements
MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

17

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

18

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $423,367,587 and $341,513,499, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	7,247,174	$87,969,606	9,692,195	$99,175,277
Issued in reinvestment of distributions	3,938,799	47,248,004	1,745,877	17,611,336
Redeemed	(1,026,905)	(12,599,377)	(4,046,853)	(40,765,231)
	10,159,068	122,618,233	7,391,219	76,021,382
R6 Class/Shares Authorized	50,000,000		N/A
Sold	645,784	8,015,039
Issued in reinvestment of distributions	31,226	375,001
Redeemed	(79,203)	(973,050)
	597,807	7,416,990
Net increase (decrease)	10,756,875	$130,035,223	7,391,219	$76,021,382
(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

19

6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$546,403,980	$32,882,057	—
Exchange-Traded Funds	10,109,152	—	—
Temporary Cash Investments	9,669,387	5,361,696	—
	$566,182,519	$38,243,753	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$8,419	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(189,046)	—

7. Derivative Instruments
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $8,419 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $189,046 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative

20

instruments on the Statement of Operations was $703,636 in net realized gain (loss) on foreign currency transactions and $(130,141) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors
There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$22,785,750	$13,542,267
Long-term capital gains	$24,837,255	$4,069,069

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$503,959,941
Gross tax appreciation of investments	$106,260,229
Gross tax depreciation of investments	(5,793,898)
Net tax appreciation (depreciation) of investments	$100,466,331
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(1,866)
Net tax appreciation (depreciation)	$100,464,465
Undistributed ordinary income	$12,368,915
Accumulated long-term gains	$12,056,921

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	2.35%	102%	$216,381
2010	$6.25	0.17	3.45	3.62	(0.14)	—	(0.14)	$9.73	58.29%	0.80%	1.98%	143%	$137,729
R6 Class
2014(3)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	1.70%(4)	69%(5)	$7,546

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.

For corporate taxpayers, the fund hereby designates $9,059,998, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $15,252,055 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $24,837,255, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82114 1405

ANNUAL REPORT	MARCH 31, 2014

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	23.27%	24.01%	10.04%	12.34%	7/31/98
Russell 2000 Value Index	–	22.65%	23.32%	8.07%	9.30%	–
Institutional Class	ACVIX	23.45%	24.29%	10.26%	13.02%	10/26/98
A Class(1)	ACSCX					12/31/99
No sales charge*		22.92%	23.67%	9.76%	13.18%
With sales charge*		15.89%	22.19%	9.11%	12.71%
C Class	ASVNX	21.94%	–	–	13.99%	3/1/10
R Class	ASVRX	22.64%	–	–	14.60%	3/1/10
R6 Class	ASVDX	–	–	–	12.46%(2)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.42%	1.22%	1.67%	2.42%	1.92%	1.07%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Ben Giele and Jeff John

Performance Summary
Small Cap Value returned 23.27%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell 2000 Value Index, returned 22.65%. The portfolio’s returns reflect operating expenses, while the index’s return does not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Small-cap value stocks slightly underperformed mid-cap value stocks and outperformed large-cap value stocks. In this environment, Small Cap Value provided positive absolute results in nine of the 10 sectors in which it was invested. It also outperformed the benchmark because of security selection and its sector allocations.

We carefully manage this portfolio for long-term results. Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 12.34%, outpacing the returns of the Russell 2000 Value Index for the same period (see performance information on pages 3 and 4).

Consumer Discretionary Added to Results
An overweight position relative to the benchmark in consumer discretionary, one of the strongest-performing sectors in the benchmark, was advantageous. The portfolio also benefited from its overweight positions in media stocks, including Entravision, LIN Media, Nexstar Broadcasting Group, and Media General. Broadcasters have worked hard to reduce their debt burdens and are benefiting from the recovery in advertising spending, especially by automakers.

The consumer discretionary sector also provided notable detractor Conn’s, a specialty retailer that provides financing for the purchase of durable consumer products. Conn’s stock declined as delinquency rates increased and investors became concerned about the quality of the company’s credit portfolio. The stock regained some ground near the end of the reporting period, as the company’s delinquency rates improved.

*All fund returns referenced in this commentary are for Investor Class shares.

Industrials and Financials Enhanced Performance
In industrials, the portfolio owned GrafTech International, the largest producer of graphite electrodes essential to the manufacture of steel in electric arc furnaces. Management announced a 20% reduction in production capacity, which seemed likely to boost the company’s near-term profit margins.

Within financials, an underweight position in REITs added to relative returns. REITs, which are sensitive to interest rates, declined in the benchmark as interest rates increased. For some time, we have considered REITs generally overvalued and too highly levered.

Consumer Staples and Information Technology Added Value
In consumer staples, the portfolio benefited from an overweight position in Rite Aid, which appreciated on better-than-expected results—as improved expense controls drove solid margin gains. The drugstore chain also refinanced debt, which increased free-cash-flow generation.

An overweight position and security selection in the information technology sector contributed positively. The portfolio benefited from an investment in Websense, which was acquired by Vista Equity Partners at an attractive price. Websense is an example of the out-of-favor names we prefer—a company that might successfully reorganize or could potentially be acquired. In IT services, the portfolio owned VeriFone Systems, a provider of secure electronic POS solutions, which appreciated on better-than-expected quarterly earnings. As new management focuses on getting the company’s payment terminals certified for sale in foreign countries, VeriFone is regaining market share it had previously lost.

Energy, Health Care, and Materials Slowed Performance
The portfolio was hampered by its exposure to oil refiners. Many of these stocks trade in line with the spread between Brent and West Texas Intermediate oil, which narrowed during 2013 and put pressure on refiners’ profit margins. Two key detractors were PBF Energy and Alon USA Partners.

An underweight position in health care, the strongest-performing sector in the benchmark, hampered relative results. Security selection in health equipment and supplies, including an overweight position in Orthofix International, also dampened performance. The medical device company reported an unspecified revenue recognition problem and its share price declined.

In the materials sector, the portfolio was constrained by its investment in Intrepid Potash. The stock declined after a Russian competitor pulled out of a sales partnership with the nation of Belarus, abruptly ending a global cartel in the potash market and driving down prices. We eliminated the position during the reporting period.

Outlook
We continue to be bottom-up investment managers, building the portfolio one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of March 31, 2014, we saw attractive opportunities in materials, consumer discretionary, and information technology, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to the financials, utilities, health care, and energy sectors.

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
BankUnited, Inc.	1.4%
Multi-Color Corp.	1.4%
Berry Plastics Group, Inc.	1.3%
Entravision Communications Corp., Class A	1.2%
Texas Capital Bancshares, Inc.	1.1%
Tronox Ltd. Class A	1.0%
American Science & Engineering, Inc.	0.9%
Innophos Holdings, Inc.	0.9%
Kulicke & Soffa Industries, Inc.	0.9%
Global Brass & Copper Holdings, Inc.	0.9%

Top Five Industries	% of net assets
Commercial Banks	13.4%
Real Estate Investment Trusts (REITs)	9.9%
Media	4.5%
Machinery	4.4%
Oil, Gas and Consumable Fuels	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Convertible Preferred Stocks	0.5%
Exchange-Traded Funds	0.5%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,123.30	$6.41	1.21%
Institutional Class	$1,000	$1,124.30	$5.35	1.01%
A Class	$1,000	$1,121.00	$7.72	1.46%
C Class	$1,000	$1,116.30	$11.66	2.21%
R Class	$1,000	$1,120.10	$9.04	1.71%
R6 Class	$1,000	$1,123.60	$4.55	0.86%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.09	1.21%
Institutional Class	$1,000	$1,019.90	$5.09	1.01%
A Class	$1,000	$1,017.65	$7.34	1.46%
C Class	$1,000	$1,013.91	$11.10	2.21%
R Class	$1,000	$1,016.41	$8.60	1.71%
R6 Class	$1,000	$1,020.64	$4.33	0.86%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS — 98.5%
AEROSPACE AND DEFENSE — 1.5%
AAR Corp.	220,000	$5,709,000
American Science & Engineering, Inc.	310,000	20,822,700
KEYW Holding Corp. (The)(1)	360,000	6,735,600
		33,267,300
AIRLINES — 0.3%
JetBlue Airways Corp.(1)	530,000	4,605,700
Spirit Airlines, Inc.(1)	55,000	3,267,000
		7,872,700
AUTO COMPONENTS — 1.5%
Dana Holding Corp.	490,000	11,402,300
Superior Industries International, Inc.	455,000	9,322,950
Tower International, Inc.(1)	510,000	13,882,200
		34,607,450
BUILDING PRODUCTS — 1.0%
American Woodmark Corp.(1)	225,000	7,573,500
Continental Building Products, Inc.(1)	410,000	7,724,400
NCI Building Systems, Inc.(1)	415,000	7,245,900
		22,543,800
CAPITAL MARKETS — 1.1%
Manning & Napier, Inc.	440,000	7,378,800
PennantPark Investment Corp.	375,000	4,143,750
Solar Capital Ltd.	315,000	6,860,700
Stifel Financial Corp.(1)	115,033	5,724,042
		24,107,292
CHEMICALS — 3.9%
Chemtura Corp.(1)	535,000	13,530,150
Hawkins, Inc.	210,000	7,715,400
Innophos Holdings, Inc.	365,000	20,695,500

	Shares	Value
Kronos Worldwide, Inc.	255,000	$4,253,400
LSB Industries, Inc.(1)	263,899	9,875,100
Minerals Technologies, Inc.	70,000	4,519,200
Sensient Technologies Corp.	100,000	5,641,000
Tronox Ltd. Class A	985,000	23,413,450
		89,643,200
COMMERCIAL BANKS — 13.4%
American National Bankshares, Inc.	321,341	7,557,940
Bank of the Ozarks, Inc.	65,000	4,423,900
BankUnited, Inc.	935,000	32,509,950
Boston Private Financial Holdings, Inc.	330,000	4,464,900
Commerce Bancshares, Inc.	140,064	6,501,771
F.N.B. Corp.	1,235,000	16,549,000
First Horizon National Corp.	1,060,000	13,080,400
First Interstate Bancsystem, Inc.	350,000	9,877,000
First NBC Bank Holding Co.(1)	320,000	11,155,200
First Niagara Financial Group, Inc.	555,000	5,244,750
FirstMerit Corp.	440,000	9,165,200
Flushing Financial Corp.	270,000	5,688,900
Fulton Financial Corp.	510,000	6,415,800
Heritage Financial Corp.	365,000	6,175,800
Home Bancshares, Inc.	445,000	15,316,900
Lakeland Financial Corp.	165,000	6,636,300
MB Financial, Inc.	265,000	8,204,400
National Bankshares, Inc.	238,542	8,709,169
OFG Bancorp	1,020,000	17,533,800
Pacific Continental Corp.	328,687	4,522,733

	Shares	Value
Park Sterling Corp.	1,200,000	$7,980,000
Popular, Inc.(1)	445,000	13,790,550
PrivateBancorp, Inc.	315,000	9,610,650
Prosperity Bancshares, Inc.	85,000	5,622,750
TCF Financial Corp.	335,000	5,581,100
Texas Capital Bancshares, Inc.(1)	370,000	24,027,800
Valley National Bancorp	1,665,000	17,332,650
ViewPoint Financial Group, Inc.	515,000	14,857,750
Washington Banking Co.	318,532	5,663,499
		304,200,562
COMMERCIAL SERVICES AND SUPPLIES — 1.4%
Multi-Color Corp.(2)	899,286	31,475,010
COMMUNICATIONS EQUIPMENT — 1.6%
CommScope Holding Co., Inc.(1)	288,501	7,120,205
Polycom, Inc.(1)	1,045,000	14,337,400
Riverbed Technology, Inc.(1)	740,000	14,585,400
		36,043,005
COMPUTERS AND PERIPHERALS — 0.6%
Silicon Graphics International Corp.(1)	1,070,000	13,139,600
CONSTRUCTION AND ENGINEERING — 1.8%
Granite Construction, Inc.	255,000	10,182,150
Great Lakes Dredge & Dock Corp.(1)	685,000	6,254,050
Northwest Pipe Co.(1)	255,000	9,220,800
URS Corp.	320,000	15,059,200
		40,716,200
CONSTRUCTION MATERIALS — 0.2%
Headwaters, Inc.(1)	330,000	4,359,300
CONTAINERS AND PACKAGING — 2.2%
Berry Plastics Group, Inc.(1)	1,310,000	30,326,500
Graphic Packaging Holding Co.(1)	1,915,000	19,456,400
		49,782,900

	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.9%
Sotheby's	130,000	$5,661,500
Steiner Leisure, Ltd.(1)	325,000	15,031,250
		20,692,750
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Compass Diversified Holdings	390,000	7,374,900
PHH Corp.(1)	370,000	9,560,800
		16,935,700
ELECTRIC UTILITIES — 1.1%
El Paso Electric Co.	425,000	15,185,250
Great Plains Energy, Inc.	85,000	2,298,400
Portland General Electric Co.	265,000	8,570,100
		26,053,750
ELECTRICAL EQUIPMENT — 0.5%
GrafTech International Ltd.(1)	975,000	10,647,000
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.9%
CDW Corp.	550,000	15,092,000
FLIR Systems, Inc.	315,000	11,340,000
Ingram Micro, Inc., Class A(1)	285,000	8,424,600
TTM Technologies, Inc.(1)	1,020,000	8,619,000
		43,475,600
ENERGY EQUIPMENT AND SERVICES — 2.3%
Bristow Group, Inc.	115,000	8,684,800
Cal Dive International, Inc.(1)	1,150,000	1,955,000
Gulfmark Offshore, Inc., Class A	210,000	9,437,400
Helix Energy Solutions Group, Inc.(1)	215,000	4,940,700
Hornbeck Offshore Services, Inc.(1)	155,000	6,480,550
Key Energy Services, Inc.(1)	490,000	4,527,600
McDermott International, Inc.(1)	895,000	6,998,900

	Shares	Value
Tetra Technologies, Inc.(1)	740,000	$9,472,000
		52,496,950
FOOD AND STAPLES RETAILING — 1.0%
Rite Aid Corp.(1)	1,120,041	7,022,657
Village Super Market, Inc., Class A	260,000	6,864,000
Weis Markets, Inc.	160,000	7,880,000
		21,766,657
FOOD PRODUCTS — 0.3%
Snyders-Lance, Inc.	100,000	2,819,000
TreeHouse Foods, Inc.(1)	45,000	3,239,550
		6,058,550
GAS UTILITIES — 1.2%
Laclede Group, Inc. (The)	240,000	11,316,000
South Jersey Industries, Inc.	200,000	11,218,000
WGL Holdings, Inc.	140,000	5,608,400
		28,142,400
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.3%
Haemonetics Corp.(1)	72,079	2,349,055
Hill-Rom Holdings, Inc.	120,000	4,624,800
Integra LifeSciences Holdings Corp.(1)	90,000	4,139,100
Orthofix International NV(1)	335,000	10,100,250
Utah Medical Products, Inc.	165,000	9,541,950
		30,755,155
HEALTH CARE PROVIDERS AND SERVICES — 1.5%
Air Methods Corp.(1)	125,000	6,678,750
AMN Healthcare Services, Inc.(1)	645,000	8,862,300
Hanger, Inc.(1)	22,780	767,230
HealthSouth Corp.	120,000	4,311,600
National Healthcare Corp.	85,000	4,740,450
PharMerica Corp.(1)	125,000	3,497,500
WellCare Health Plans, Inc.(1)	75,000	4,764,000
		33,621,830

	Shares	Value
HEALTH CARE TECHNOLOGY — 0.2%
MedAssets, Inc.(1)	220,000	$5,436,200
HOTELS, RESTAURANTS AND LEISURE — 1.8%
Bally Technologies, Inc.(1)	110,000	7,289,700
ClubCorp Holdings, Inc.	355,000	6,709,500
Einstein Noah Restaurant Group, Inc.	330,000	5,431,800
Orient-Express Hotels Ltd. Class A(1)	425,000	6,124,250
Scientific Games Corp. Class A(1)	940,000	12,906,200
Town Sports International Holdings, Inc.	300,000	2,547,000
		41,008,450
HOUSEHOLD DURABLES — 1.6%
Cavco Industries, Inc.(1)	185,000	14,513,250
Helen of Troy Ltd.(1)	80,000	5,538,400
Libbey, Inc.(1)	420,000	10,920,000
M.D.C. Holdings, Inc.	230,000	6,504,400
		37,476,050
HOUSEHOLD PRODUCTS — 0.8%
Central Garden and Pet Co.(1)	900,000	7,443,000
Spectrum Brands Holdings, Inc.	130,000	10,361,000
		17,804,000
INSURANCE — 4.0%
American Equity Investment Life Holding Co.	195,000	4,605,900
Argo Group International Holdings Ltd.	170,000	7,803,000
Aspen Insurance Holdings Ltd.	115,000	4,565,500
Baldwin & Lyons, Inc., Class B	445,000	11,699,050
CNO Financial Group, Inc.	620,000	11,222,000
Endurance Specialty Holdings Ltd.	165,000	8,881,950
Hanover Insurance Group, Inc. (The)	95,000	5,836,800

	Shares	Value
HCC Insurance Holdings, Inc.	175,000	$7,960,750
Infinity Property & Casualty Corp.	90,000	6,086,700
Platinum Underwriters Holdings Ltd.	75,000	4,507,500
Symetra Financial Corp.	335,000	6,639,700
United Fire Group, Inc.	200,465	6,084,113
Validus Holdings Ltd.	130,000	4,902,300
		90,795,263
INTERNET AND CATALOG RETAIL — 0.5%
Orbitz Worldwide, Inc.(1)	600,000	4,704,000
Shutterfly, Inc.(1)	165,000	7,042,200
		11,746,200
INTERNET SOFTWARE AND SERVICES — 0.1%
Everyday Health, Inc.(1)	205,000	2,867,950
IT SERVICES — 2.2%
EVERTEC, Inc.	724,943	17,906,092
MoneyGram International, Inc.(1)	797,487	14,075,646
SYKES Enterprises, Inc.(1)	375,000	7,451,250
VeriFone Systems, Inc.(1)	290,000	9,807,800
		49,240,788
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Malibu Boats, Inc.(1)	214,951	4,776,211
MACHINERY — 4.4%
Albany International Corp., Class A	215,000	7,641,100
Altra Industrial Motion Corp.	265,000	9,460,500
Barnes Group, Inc.	90,000	3,462,300
Briggs & Stratton Corp.	540,000	12,015,000
Dynamic Materials Corp.	540,000	10,281,600
EnPro Industries, Inc.(1)	80,000	5,813,600
Global Brass & Copper Holdings, Inc.(2)	1,235,000	19,475,950
Hardinge, Inc.	355,000	5,112,000
Kadant, Inc.	220,000	8,023,400

	Shares	Value
Kennametal, Inc.	250,000	$11,075,000
Mueller Water Products, Inc., Class A	340,000	3,230,000
Rexnord Corp.(1)	155,000	4,491,900
		100,082,350
MEDIA — 4.5%
AMC Entertainment Holdings, Inc., Class A(1)	285,000	6,911,250
CBS Outdoor Americas, Inc.(1)	41,297	1,207,937
Cumulus Media, Inc., Class A(1)	2,725,000	18,829,750
E.W. Scripps Co. (The), Class A(1)	255,000	4,518,600
Entercom Communications Corp., Class A(1)	1,650,000	16,615,500
Entravision Communications Corp., Class A(2)	3,965,000	26,565,500
Harte-Hanks, Inc.	445,000	3,933,800
Journal Communications, Inc., Class A(1)	800,000	7,088,000
LIN Media LLC(1)	595,000	15,767,500
		101,437,837
METALS AND MINING — 3.2%
Allegheny Technologies, Inc.	350,000	13,188,000
AM Castle & Co.(1)	660,000	9,695,400
Century Aluminum Co.(1)	240,000	3,170,400
Compass Minerals International, Inc.	205,000	16,916,600
Haynes International, Inc.	286,898	15,492,492
Horsehead Holding Corp.(1)	830,000	13,960,600
		72,423,492
MULTI-UTILITIES — 1.4%
Avista Corp.	470,000	14,405,500
Black Hills Corp.	120,000	6,918,000
NorthWestern Corp.	220,000	10,434,600
		31,758,100
OIL, GAS AND CONSUMABLE FUELS — 4.0%
Alliance Resource Partners LP	35,054	2,949,444

	Shares	Value
Alpha Natural Resources, Inc.(1)	550,000	$2,337,500
Ardmore Shipping Corp.	810,000	10,773,000
Delek US Holdings, Inc.	120,000	3,484,800
Energy XXI Bermuda Ltd.	530,000	12,492,100
Hugoton Royalty Trust	580,000	4,680,600
Jones Energy, Inc.(1)	567,210	8,587,559
Nordic American Tanker Shipping Ltd.	225,000	2,214,000
Pacific Coast Oil Trust	595,000	7,967,050
PBF Energy, Inc., Class A	235,000	6,063,000
PDC Energy, Inc.(1)	85,000	5,292,100
Penn Virginia Corp.(1)	444,945	7,782,088
Scorpio Tankers, Inc.	905,000	9,022,850
Vaalco Energy, Inc.(1)	585,054	5,002,212
Western Refining, Inc.	85,000	3,281,000
		91,929,303
PAPER AND FOREST PRODUCTS — 1.2%
Boise Cascade Co.(1)	250,000	7,160,000
Clearwater Paper Corp.(1)	185,000	11,593,950
Wausau Paper Corp.	605,000	7,701,650
		26,455,600
PROFESSIONAL SERVICES — 1.2%
CDI Corp.	675,958	11,592,680
Kforce, Inc.	723,757	15,430,499
		27,023,179
REAL ESTATE INVESTMENT TRUSTS (REITs) — 9.9%
American Campus Communities, Inc.	310,000	11,578,500
Apollo Commercial Real Estate Finance, Inc.	430,000	7,150,900
Armada Hoffler Properties, Inc.	605,000	6,074,200
Associated Estates Realty Corp.	475,000	8,046,500

	Shares	Value
Blackstone Mortgage Trust, Inc., Class A	165,000	$4,743,750
Campus Crest Communities, Inc.	1,340,000	11,631,200
Capstead Mortgage Corp.	270,000	3,418,200
CBL & Associates Properties, Inc.	365,000	6,478,750
Chatham Lodging Trust	460,000	9,301,200
Chimera Investment Corp.	1,380,000	4,222,800
Colony Financial, Inc.	180,000	3,951,000
DiamondRock Hospitality Co.	615,000	7,226,250
EPR Properties	145,000	7,741,550
Excel Trust, Inc.	635,000	8,051,800
Hatteras Financial Corp.	225,000	4,241,250
Hersha Hospitality Trust	620,000	3,614,600
Highwoods Properties, Inc.	145,000	5,569,450
LaSalle Hotel Properties	350,000	10,958,500
Mack-Cali Realty Corp.	315,000	6,548,850
Medical Properties Trust, Inc.	440,000	5,627,600
MFA Financial, Inc.	1,010,000	7,827,500
New Residential Investment Corp.	690,000	4,464,300
Pennsylvania Real Estate Investment Trust	280,000	5,054,000
PennyMac Mortgage Investment Trust	235,000	5,616,500
RLJ Lodging Trust	170,000	4,545,800
Rouse Properties, Inc.	570,000	9,826,800
Summit Hotel Properties, Inc.	1,125,000	10,440,000
Sun Communities, Inc.	100,000	4,509,000
Sunstone Hotel Investors, Inc.	880,000	12,082,400
Two Harbors Investment Corp.	525,000	5,381,250

	Shares	Value
Urstadt Biddle Properties, Inc., Class A	555,000	$11,466,300
Washington Real Estate Investment Trust	320,000	7,641,600
		225,032,300
ROAD AND RAIL — 1.2%
Celadon Group, Inc.	410,000	9,856,400
Heartland Express, Inc.	225,928	5,126,306
Marten Transport Ltd.	577,485	12,427,477
		27,410,183
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.9%
Cypress Semiconductor Corp.	545,000	5,597,150
Exar Corp.(1)	928,676	11,097,678
Fairchild Semiconductor International, Inc.(1)	865,000	11,928,350
Kulicke & Soffa Industries, Inc.(1)	1,605,000	20,239,050
MKS Instruments, Inc.	325,000	9,714,250
Nanometrics, Inc.(1)	450,000	8,086,500
Semtech Corp.(1)	505,000	12,796,700
Spansion, Inc., Class A(1)	580,069	10,104,802
		89,564,480
SOFTWARE — 2.5%
AVG Technologies NV(1)	295,000	6,183,200
BroadSoft, Inc.(1)	445,000	11,894,850
Compuware Corp.	1,475,000	15,487,500
Covisint Corp.(1)	405,000	2,968,650
Mentor Graphics Corp.	695,000	15,303,900
Rovi Corp.(1)	245,000	5,581,100
		57,419,200
SPECIALTY RETAIL — 2.6%
American Eagle Outfitters, Inc.	360,000	4,406,400
Asbury Automotive Group, Inc.(1)	120,000	6,637,200
Conn's, Inc.(1)	245,000	9,518,250
Destination Maternity Corp.	345,000	9,453,000

	Shares	Value
Group 1 Automotive, Inc.	110,000	$7,222,600
MarineMax, Inc.(1)	645,000	9,797,550
Penske Automotive Group, Inc.	265,000	11,331,400
		58,366,400
TEXTILES, APPAREL AND LUXURY GOODS — 1.2%
Culp, Inc.(2)	580,000	11,449,200
Movado Group, Inc.	350,000	15,942,500
		27,391,700
THRIFTS AND MORTGAGE FINANCE — 1.6%
Astoria Financial Corp.	460,000	6,357,200
Dime Community Bancshares, Inc.	500,000	8,490,000
MGIC Investment Corp.(1)	540,000	4,600,800
Oritani Financial Corp.	620,000	9,802,200
Provident Financial Services, Inc.	275,000	5,051,750
Radian Group, Inc.	190,000	2,855,700
		37,157,650
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
Kaman Corp.	200,000	8,136,000
TRANSPORTATION INFRASTRUCTURE — 0.4%
Aegean Marine Petroleum Network, Inc.	880,043	8,677,224
WATER UTILITIES — 0.3%
Artesian Resources Corp., Class A	290,000	6,513,400
TOTAL COMMON STOCKS (Cost $1,874,768,448)		2,240,334,171
CONVERTIBLE PREFERRED STOCKS — 0.5%
HOUSEHOLD DURABLES — 0.3%
Beazer Homes USA, Inc., 7.50%, 7/15/15	245,000	7,749,350
TOBACCO — 0.2%
Universal Corp., 6.75%	3,532	4,488,731
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,126,475)		12,238,081

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 2000 Value Index Fund (Cost $11,257,268)	110,000	$11,092,400
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $2,416,815), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,367,959)		2,367,957
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $2,125,676), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $2,083,804)		2,083,802

	Shares	Value
SSgA U.S. Government Money Market Fund	8,028,388	$8,028,388
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,480,147)		12,480,147
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,908,632,338)		2,276,144,799
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,425,533)
TOTAL NET ASSETS — 100.0%		$2,274,719,266

Notes to Schedule of Investments

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities - unaffiliated, at value (cost of $1,845,273,743)	$2,187,179,139
Investment securities - affiliated, at value (cost of $63,358,595)	88,965,660
Total investment securities, at value (cost of $1,908,632,338)	2,276,144,799
Receivable for investments sold	22,981,611
Receivable for capital shares sold	845,740
Dividends and interest receivable	3,797,012
2,303,769,162

Liabilities
Payable for investments purchased	24,974,454
Payable for capital shares redeemed	1,805,192
Accrued management fees	2,176,399
Distribution and service fees payable	93,851
29,049,896

Net Assets	$2,274,719,266

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,795,430,085
Distributions in excess of net investment income	(542,540)
Undistributed net realized gain	112,319,260
Net unrealized appreciation	367,512,461
$2,274,719,266

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$948,337,887	96,002,733	$9.88
Institutional Class, $0.01 Par Value	$874,414,502	87,980,793	$9.94
A Class, $0.01 Par Value	$433,905,137	44,208,690	$9.81*
C Class, $0.01 Par Value	$113,837	11,719	$9.71
R Class, $0.01 Par Value	$4,517,494	459,742	$9.83
R6 Class, $0.01 Par Value	$13,430,409	1,350,642	$9.94

*	Maximum offering price $10.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (including $1,845,328 from affiliates and net of foreign taxes withheld of $23,330)	$39,549,202
Interest	7,365
39,556,567

Expenses:
Management fees	24,606,294
Distribution and service fees:
A Class	1,037,661
C Class	880
R Class	19,932
Directors' fees and expenses	34,440
Other expenses	11,650
25,710,857

Net investment income (loss)	13,845,710

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $22,748,359 from affiliates)	394,856,292
Change in net unrealized appreciation (depreciation) on investments	44,626,271

Net realized and unrealized gain (loss)	439,482,563

Net Increase (Decrease) in Net Assets Resulting from Operations	$453,328,273

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$13,845,710	$21,897,135
Net realized gain (loss)	394,856,292	203,981,507
Change in net unrealized appreciation (depreciation)	44,626,271	48,797,395
Net increase (decrease) in net assets resulting from operations	453,328,273	274,676,037

Distributions to Shareholders
From net investment income:
Investor Class	(7,745,885)	(12,033,310)
Institutional Class	(8,111,524)	(9,921,426)
A Class	(2,702,518)	(4,516,484)
C Class	(191)	(326)
R Class	(16,987)	(28,561)
R6 Class	(3,596)	—
From net realized gains:
Investor Class	(135,335,145)	(35,804,910)
Institutional Class	(127,831,380)	(26,044,402)
A Class	(62,409,071)	(17,595,422)
C Class	(13,353)	(2,775)
R Class	(622,647)	(144,686)
R6 Class	(172,517)	—
Decrease in net assets from distributions	(344,964,814)	(106,092,302)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	145,484,489	(206,806,719)

Net increase (decrease) in net assets	253,847,948	(38,222,984)

Net Assets
Beginning of period	2,020,871,318	2,059,094,302
End of period	$2,274,719,266	$2,020,871,318

Undistributed (distributions in excess of) net investment income	$(542,540)	$3,253,876

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 1.22% for the Investor Class, A Class, C Class, and R Class, 1.02% for the Institutional Class and 0.87% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $2,354,584,472 and $2,489,067,300, respectively.

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	420,000,000		500,000,000
Sold	13,566,550	$132,667,306	12,936,505	$113,660,206
Issued in reinvestment of distributions	14,255,163	134,652,107	5,577,883	46,236,783
Redeemed	(26,442,350)	(259,108,799)	(26,103,130)	(225,019,354)
	1,379,363	8,210,614	(7,588,742)	(65,122,365)
Institutional Class/Shares Authorized	300,000,000		300,000,000
Sold	23,381,664	231,675,597	26,620,339	232,076,201
Issued in reinvestment of distributions	13,252,482	125,996,045	3,935,752	32,840,785
Redeemed	(24,646,355)	(245,750,266)	(40,420,554)	(340,602,277)
	11,987,791	111,921,376	(9,864,463)	(75,685,291)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	4,681,855	45,188,046	4,704,292	39,938,635
Issued in reinvestment of distributions	6,867,659	64,433,207	2,674,469	22,034,798
Redeemed	(10,039,788)	(98,404,207)	(15,186,260)	(127,909,830)
	1,509,726	11,217,046	(7,807,499)	(65,936,397)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	6,647	65,974	4,892	41,483
Issued in reinvestment of distributions	1,457	13,544	379	3,101
Redeemed	(4,934)	(48,607)	(5,762)	(48,469)
	3,170	30,911	(491)	(3,885)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	111,168	1,100,954	42,059	358,998
Issued in reinvestment of distributions	68,139	639,634	21,005	173,247
Redeemed	(92,892)	(902,668)	(68,019)	(591,026)
	86,415	837,920	(4,955)	(58,781)
R6 Class/Shares Authorized	50,000,000		N/A
Sold	1,377,967	13,535,144
Issued in reinvestment of distributions	18,530	176,113
Redeemed	(45,855)	(444,635)
	1,350,642	13,266,622
Net increase (decrease)	16,317,107	$145,484,489	(25,266,150)	$(206,806,719)

(1) July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

6. Affiliated Company Transactions
If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2014 follows:

March 31, 2013						March 31, 2014
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
American Science & Engineering, Inc.(1)	325,000	$8,079,888	$9,523,569	$426,921	$692,465	310,000	(1)
Culp, Inc.	440,000	3,565,148	1,099,174	67,626	101,459	580,000	$11,449,200
Dynamic Materials Corp.(1)	495,000	4,050,561	3,507,932	497,923	88,000	540,000	(1)
Entravision Communications Corp., Class A	4,300,000	13,006,937	8,658,292	6,347,487	620,625	3,965,000	26,565,500
Global Brass & Copper Holdings, Inc.	—	20,796,795	1,944,453	(8,000)	69,750	1,235,000	19,475,950
Multi-Color Corp.	—	28,542,768	697,349	(17,406)	112,154	899,286	31,475,010
Utah Medical Products, Inc.(1)	165,000	991,604	793,134	279,810	160,875	165,000	(1)
Websense, Inc.(1)(2)	1,550,000	2,751,496	27,415,331	15,153,998	—	—	—
		$81,785,197	$53,639,234	$22,748,359	$1,845,328		$88,965,660

(1) Company was not an affiliate at March 31, 2014.
(2) Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,240,334,171	—	—
Convertible Preferred Stocks	—	$12,238,081	—
Exchange-Traded Funds	11,092,400	—	—
Temporary Cash Investments	8,028,388	4,451,759	—
	$2,259,454,959	$16,689,840	—

8. Risk Factors
The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$152,989,825	$66,832,040
Long-term capital gains	$191,974,989	$39,260,262

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,930,085,079
Gross tax appreciation of investments	$382,510,658
Gross tax depreciation of investments	(36,450,938)
Net tax appreciation (depreciation) of investments	$346,059,720
Undistributed ordinary income	$70,952,514
Accumulated long-term gains	$62,276,947

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	–	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
2010	$4.70	0.11	3.33	3.44	(0.12)	–	(0.12)	$8.02	73.93%	1.25%	1.60%	104%	$885,942
Institutional Class
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	–	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
2010	$4.71	0.12	3.35	3.47	(0.13)	–	(0.13)	$8.05	74.47%	1.05%	1.80%	104%	$654,738
A Class(4)
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	–	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
2010	$4.69	0.09	3.32	3.41	(0.10)	–	(0.10)	$8.00	73.53%	1.50%	1.35%	104%	$434,413

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	–	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
2010(5)	$7.60	–(6)	0.41	0.41	–	–	–	$8.01	5.39%	2.25%(7)	0.72%(7)	104%(8)	$26
R Class
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	–	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
2010(5)	$7.60	0.01	0.41	0.42	–	–	–	$8.02	5.53%	1.75%(7)	1.22%(7)	104%(8)	$26
R6 Class
2014(9)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(7)	1.06%(7)	111%(10)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(5)	March 1, 2010 (commencement of sale) through March 31, 2010.

(6)	Per-share amount was less than $0.005.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

(9)	July 26, 2013 (commencement of sale) through March 31, 2014.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.

For corporate taxpayers, the fund hereby designates $26,764,056, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $143,565,149 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $202,983,373, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2014.

The fund utilized earnings and profits of $20,888,520 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82096 1405

ANNUAL REPORT	MARCH 31, 2014

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2014. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas
Monetary Policy-Driven, Mostly “Risk-On” Results in the U.S. and Europe
Stimulative monetary policies and expectations of economic improvement helped drive financial market returns during the reporting period. We believe the combination of optimism about the economy, low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (quantitative easing, or QE) helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500 Indices advanced 24.50% and 21.86%, respectively, and their smaller capitalization counterparts performed even better. In the U.S., growth stocks generally outperformed value stocks.
Some of the same growth and optimism factors that drove stocks higher, plus hints that QE tapering would begin in the U.S., hampered U.S. government bond returns, which dipped into negative territory for the reporting period. On the other hand, U.S. corporate bonds, especially high-yield corporates, posted mostly positive returns because of their higher yields, declining spreads (yield differences between corporate and similar-maturity U.S. Treasury securities), and relatively low default rates. At the other end of the U.S. bond spectrum, Treasury inflation-protected securities (TIPS) underperformed, hurt by the combination of rising yields and low inflation.
Looking ahead, we see further signs of economic improvement for the U.S. in 2014, but headwinds persist. Interest rates could normalize further, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2014
			Average Annual Returns
	Ticker Symbol	1 Year	5 Years	10 Years	Since Inception	Inception Date
Investor Class	TWVLX	20.82%	19.47%	7.30%	10.12%	9/1/93
Russell 3000 Value Index	–	21.65%	21.87%	7.61%	9.62%(1)	–
S&P 500 Index	–	21.86%	21.14%	7.41%	9.12%(1)	–
Russell 1000 Value Index(2)	–	21.57%	21.74%	7.58%	9.57%(1)	–
Institutional Class	AVLIX	21.03%	19.67%	7.51%	7.89%	7/31/97
A Class(3)	TWADX					10/2/96
No sales charge*		20.55%	19.14%	7.02%	8.61%
With sales charge*		13.66%	17.75%	6.39%	8.25%
B Class	ACBVX					1/31/03
No sales charge*		19.65%	18.27%	6.24%	8.51%
With sales charge*		15.65%	18.16%	6.24%	8.51%
C Class	ACLCX	19.64%	18.29%	6.24%	6.16%	6/4/01
R Class	AVURX	20.39%	18.88%	–	6.24%	7/29/05
R6 Class	AVUDX	–	–	–	10.41%(4)	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.

(2)
Effective May 2014, the fund’s benchmark changed from the Russell 3000 Value Index to the Russell 1000 Value Index. The fund’s investment advisor believes that the Russell 1000 Value Index aligns better with the fund’s strategy. The fund’s investment process did not change.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2004

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, and Brian Woglom
Performance Summary
Value returned 20.82%* for the 12 months ended March 31, 2014. By comparison, its benchmark, the Russell 3000 Value Index, returned 21.65%. The broader market, as measured by the S&P 500 Index, returned 21.86%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The U.S. stock market generated strong gains during the one-year reporting period. When the period began, riskier asset classes led the market, as the Federal Reserve’s (Fed) bond-buying programs continued. Market leadership changed after the Fed suggested it might start tapering its asset purchases if economic conditions improved. Higher-quality stocks came into favor and as interest rates rose, higher-yielding stocks, such as real estate investment trusts (REITs) and utilities, declined. As the Fed sought to calm fears about eventual tapering, riskier stocks posted gains, but they reversed direction in mid-August on positive economic data, which suggested the Fed might announce tapering as soon as September. After the Fed surprised the markets by making no changes to its stimulus programs, lower-quality, riskier stocks rallied and continued to outperform through the end of 2013. In December, the U.S. economy showed new signs of strength and the Fed announced it would begin modestly scaling back its asset purchases in January 2014. As interest rates trended down in the last three months of the reporting period, yield-oriented securities, including utilities and REITs, rallied. For the reporting period overall, riskier, lower-yielding, and lower-quality stocks outperformed. Though value stocks recorded significant gains, they underperformed growth stocks. Large-cap value stocks underperformed both mid-cap value stocks and small-cap value stocks.

In this environment, the portfolio’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested. On a relative basis, it underperformed the benchmark, as investors gravitated to lower-quality, riskier securities.

We carefully manage this portfolio for long-term results. Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 10.12%, topping the returns for that period of the Russell 3000 Value Index and the S&P 500 Index (see the performance information on pages 3 and 4).

Consumer Discretionary Detracted from Relative Performance
In consumer discretionary, an underweight position relative to the benchmark and security selection dampened relative results. The portfolio was hampered by an overweight position in International Game Technology, which declined on weak demand for new slot machines and competition in the company’s higher-margin businesses.

Security Selection in Materials and Consumer Staples Dampened Returns
In the materials sector, the portfolio was hindered by its selection of metals and mining stocks, including an investment in Barrick Gold. A sharp drop in gold prices during 2013 seemed likely to negatively impact the gold producer’s profitability and free-cash flow.

In consumer staples, security selection in the food products industry and, more specifically, food and staples retailers, detracted from results. During the reporting period, consumers appeared to be focusing their purchases on big-ticket items, such as cars and houses, instead of smaller-ticket items. In our opinion, this hurt the profit margins of many companies in the food products industry, including portfolio holdings Kellogg and ConAgra Foods—which underperformed. Weak consumer demand also negatively affected food service companies, such as Sysco.
*All fund returns referenced in this commentary are for Investor Class shares.

5

Industrials Sector Supplied Both Detractors and Contributors
In industrials, the portfolio was hampered by its overweight position in ADT. The security monitoring company has experienced an increase in subscriber-acquisition costs and associated lower-than-expected account growth as a result of competitors’ aggressive tactics, a situation we consider largely transitory. In addition, an overweight position in Republic Services was a drag on performance. Although the waste management company reported better-than-expected 2013 results, it faces a number of challenges in 2014, including flat pricing—many of its contracts with municipalities link pricing to inflation, which has been muted—and higher cash taxes if bonus depreciation benefits expire.

The industrials sector also provided notable contributors. The portfolio was overweight Heartland Express, which announced the acquisition of Gordon Trucking—a deal that we believe could boost earnings and the company’s stock price. An overweight position in Southwest Airlines also added to returns on the company’s improving profitability and better free-cash flow.

Financials and Energy Contributed Positively
In financials, an underweight position in REITs added to relative returns. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment, but the industry underperformed during the reporting period as interest rates increased.

Security selection in the oil, gas, and consumable fuels industry enhanced results. The portfolio benefited from an investment in Total SA, which outperformed after the company confirmed it would lower capital expenditures, thereby bolstering free-cash flow. We consider Total undervalued relative to other integrated oil and gas companies, with a solid global asset base.

Information Technology and Health Care Added to Results
In information technology, the portfolio benefited from an overweight position in Applied Materials, which reported solid results and provided better-than-expected guidance, driven by strength in core semiconductor capital equipment orders.

In health care, the portfolio was overweight health care equipment companies, largely because we expect utilization rates to increase as the U.S. economy improves and the Affordable Care Act is fully implemented. Many of these names, including portfolio holding Boston Scientific, performed well on improved earnings.

Outlook
We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2014, we saw attractive opportunities in energy, consumer staples, and health care, as reflected by the portfolio’s overweight positions in these sectors. Conversely, smaller relative weightings were given to financials, materials, and consumer discretionary stocks.

6

Fund Characteristics

MARCH 31, 2014
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.8%
Chevron Corp.	3.2%
Wells Fargo & Co.	3.0%
General Electric Co.	3.0%
Pfizer, Inc.	2.8%
Procter & Gamble Co. (The)	2.7%
JPMorgan Chase & Co.	2.4%
Republic Services, Inc.	2.2%
AT&T, Inc.	2.1%
Northern Trust Corp.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	16.6%
Commercial Banks	10.6%
Pharmaceuticals	7.3%
Insurance	4.7%
Commercial Services and Supplies	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.2%
Foreign Common Stocks*	7.6%
Total Common Stocks	96.8%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014.
Actual Expenses
The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period(1) 10/1/13 - 3/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,121.90	$5.13	0.97%
Institutional Class	$1,000	$1,122.80	$4.08	0.77%
A Class	$1,000	$1,119.20	$6.45	1.22%
B Class	$1,000	$1,116.20	$10.39	1.97%
C Class	$1,000	$1,117.10	$10.40	1.97%
R Class	$1,000	$1,119.10	$7.77	1.47%
R6 Class	$1,000	$1,123.70	$3.28	0.62%
Hypothetical
Investor Class	$1,000	$1,020.10	$4.89	0.97%
Institutional Class	$1,000	$1,021.09	$3.88	0.77%
A Class	$1,000	$1,018.85	$6.14	1.22%
B Class	$1,000	$1,015.11	$9.90	1.97%
C Class	$1,000	$1,015.11	$9.90	1.97%
R Class	$1,000	$1,017.60	$7.39	1.47%
R6 Class	$1,000	$1,021.84	$3.13	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2014

	Shares	Value
COMMON STOCKS - 96.8%
AEROSPACE AND DEFENSE - 1.0%
BAE Systems plc	1,039,120	$7,175,473
Boeing Co. (The)	72,704	9,123,625
General Dynamics Corp.	81,217	8,846,156
Textron, Inc.	254,660	10,005,591
		35,150,845
AIR FREIGHT AND LOGISTICS - 0.3%
United Parcel Service, Inc., Class B	110,432	10,753,868
AIRLINES - 0.6%
Japan Airlines Co. Ltd.	250,006	12,304,708
Southwest Airlines Co.	332,388	7,847,681
		20,152,389
AUTOMOBILES - 1.0%
General Motors Co.	628,576	21,635,586
Honda Motor Co., Ltd.	441,300	15,537,317
		37,172,903
BEVERAGES - 0.3%
PepsiCo, Inc.	131,680	10,995,280
CAPITAL MARKETS - 3.3%
Charles Schwab Corp. (The)	211,915	5,791,637
Franklin Resources, Inc.	198,820	10,772,068
Goldman Sachs Group, Inc. (The)	59,374	9,728,430
Northern Trust Corp.	1,150,134	75,402,785
State Street Corp.	214,575	14,923,691
		116,618,611
COMMERCIAL BANKS - 10.6%
BOK Financial Corp.	209,488	14,465,146
Commerce Bancshares, Inc.	500,789	23,246,625
Cullen/Frost Bankers, Inc.	256,616	19,895,438
JPMorgan Chase & Co.	1,419,781	86,194,905
M&T Bank Corp.	212,330	25,755,629
PNC Financial Services Group, Inc. (The)	538,943	46,888,041
U.S. Bancorp	1,273,452	54,580,153

	Shares	Value
Wells Fargo & Co.	2,178,628	$108,364,957
		379,390,894
COMMERCIAL SERVICES AND SUPPLIES - 4.6%
ADT Corp. (The)	1,183,402	35,442,890
Republic Services, Inc.	2,358,547	80,567,965
Tyco International Ltd.	609,812	25,856,029
Waste Management, Inc.	567,901	23,891,595
		165,758,479
COMMUNICATIONS EQUIPMENT - 2.0%
Cisco Systems, Inc.	2,611,769	58,529,743
QUALCOMM, Inc.	150,270	11,850,292
		70,380,035
COMPUTERS AND PERIPHERALS - 3.9%
Apple, Inc.	92,290	49,535,735
Diebold, Inc.	128,685	5,133,245
EMC Corp.	669,535	18,351,954
Hewlett-Packard Co.	533,225	17,255,161
NetApp, Inc.	272,110	10,040,859
QLogic Corp.(1)	550,328	7,016,682
SanDisk Corp.	172,700	14,021,513
Western Digital Corp.	205,360	18,856,155
		140,211,304
CONTAINERS AND PACKAGING - 0.6%
Bemis Co., Inc.	325,768	12,783,136
Sonoco Products Co.	196,380	8,055,508
		20,838,644
DIVERSIFIED FINANCIAL SERVICES - 1.6%
Berkshire Hathaway, Inc., Class A(1)	209	39,156,160
Berkshire Hathaway, Inc., Class B(1)	142,050	17,751,989
		56,908,149
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
AT&T, Inc.	2,189,952	76,801,617
CenturyLink, Inc.	746,969	24,530,462
		101,332,079
ELECTRIC UTILITIES - 2.9%
Great Plains Energy, Inc.	1,009,296	27,291,364
Southern Co. (The)	320,598	14,087,076
Westar Energy, Inc.	796,618	28,009,089

10

	Shares	Value
Xcel Energy, Inc.	1,180,765	$35,848,025
		105,235,554
FOOD AND STAPLES RETAILING - 1.9%
CVS Caremark Corp.	149,019	11,155,562
Sysco Corp.	663,993	23,990,067
Wal-Mart Stores, Inc.	426,051	32,563,078
		67,708,707
FOOD PRODUCTS - 3.2%
ConAgra Foods, Inc.	492,290	15,275,759
Danone SA	202,230	14,300,644
General Mills, Inc.	236,340	12,247,139
Hillshire Brands Co.	450,781	16,796,100
Kellogg Co.	241,028	15,114,866
Mondelez International, Inc., Class A	789,396	27,273,632
Unilever CVA	359,250	14,765,956
		115,774,096
GAS UTILITIES - 0.4%
Laclede Group, Inc. (The)	299,960	14,143,114
HEALTH CARE EQUIPMENT AND SUPPLIES - 4.2%
Becton Dickinson and Co.	96,603	11,310,279
Boston Scientific Corp.(1)	1,034,756	13,989,901
CareFusion Corp.(1)	1,083,686	43,585,851
Medtronic, Inc.	650,635	40,040,078
Stryker Corp.	322,270	26,255,337
Zimmer Holdings, Inc.	149,562	14,145,574
		149,327,020
HEALTH CARE PROVIDERS AND SERVICES - 2.1%
LifePoint Hospitals, Inc.(1)	442,468	24,136,629
Quest Diagnostics, Inc.	180,980	10,482,362
UnitedHealth Group, Inc.	414,655	33,997,563
WellPoint, Inc.	75,640	7,529,962
		76,146,516
HOTELS, RESTAURANTS AND LEISURE - 1.5%
Carnival Corp.	365,003	13,819,013
International Game Technology	1,037,630	14,589,078
International Speedway Corp., Class A	477,233	16,221,150

	Shares	Value
Speedway Motorsports, Inc.	428,253	$8,021,179
		52,650,420
HOUSEHOLD PRODUCTS - 2.7%
Procter & Gamble Co. (The)	1,223,690	98,629,414
INDUSTRIAL CONGLOMERATES - 3.7%
General Electric Co.	4,112,327	106,468,146
Koninklijke Philips Electronics NV	750,480	26,369,580
		132,837,726
INSURANCE - 4.7%
ACE Ltd.	287,981	28,527,398
Aflac, Inc.	281,023	17,715,690
Chubb Corp. (The)	271,804	24,272,097
HCC Insurance Holdings, Inc.	505,169	22,980,138
Marsh & McLennan Cos., Inc.	290,745	14,333,728
MetLife, Inc.	430,888	22,750,886
Reinsurance Group of America, Inc.	260,403	20,735,891
Travelers Cos., Inc. (The)	205,887	17,520,984
		168,836,812
MEDIA - 0.3%
Walt Disney Co. (The)	127,246	10,188,587
METALS AND MINING - 0.9%
Constellium NV, Class A(1)	337,049	9,892,388
Freeport-McMoRan Copper & Gold, Inc.	456,488	15,096,058
Newmont Mining Corp.	307,505	7,207,918
		32,196,364
MULTI-UTILITIES - 1.5%
Consolidated Edison, Inc.	242,880	13,030,512
PG&E Corp.	980,770	42,369,264
		55,399,776
MULTILINE RETAIL - 0.6%
Target Corp.	360,773	21,830,374
OIL, GAS AND CONSUMABLE FUELS - 16.6%
Apache Corp.	425,982	35,335,207
Chevron Corp.	967,137	115,002,261
Devon Energy Corp.	283,838	18,997,277
El Paso Pipeline Partners LP	305,840	9,294,478
Exxon Mobil Corp.	1,404,696	137,210,705
Imperial Oil Ltd.	1,479,526	68,897,330

11

	Shares	Value
Occidental Petroleum Corp.	663,133	$63,189,944
Peabody Energy Corp.	635,367	10,381,897
Royal Dutch Shell plc, Class A	241,990	8,841,169
Southwestern Energy Co.(1)	491,885	22,631,629
Total SA	1,104,631	72,437,414
Ultra Petroleum Corp.(1)	585,154	15,734,791
Williams Partners LP	352,047	17,933,274
		595,887,376
PHARMACEUTICALS - 7.3%
Eli Lilly & Co.	179,057	10,539,295
Hospira, Inc.(1)	396,948	17,168,001
Johnson & Johnson	721,779	70,900,351
Merck & Co., Inc.	1,091,227	61,948,957
Pfizer, Inc.	3,097,653	99,496,614
		260,053,218
REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.7%
Annaly Capital Management, Inc.	1,876,428	20,584,415
Capstead Mortgage Corp.	907,480	11,488,697
Corrections Corp. of America	861,149	26,971,186
Empire State Realty Trust, Inc.	931,379	14,073,137
Piedmont Office Realty Trust, Inc., Class A	1,408,105	24,149,001
		97,266,436
ROAD AND RAIL - 0.7%
Heartland Express, Inc.	396,765	9,002,598
Werner Enterprises, Inc.	576,188	14,698,556
		23,701,154
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT - 2.9%
Applied Materials, Inc.	1,466,444	29,944,786
Intel Corp.	2,000,417	51,630,763
KLA-Tencor Corp.	80,240	5,547,794
Maxim Integrated Products, Inc.	165,030	5,465,794
Teradyne, Inc.(1)	550,190	10,943,279
		103,532,416

	Shares	Value
SOFTWARE - 1.0%
Microsoft Corp.	318,012	$13,035,312
NICE Systems Ltd. ADR	304,319	13,590,887
Oracle Corp.	244,239	9,991,817
		36,618,016
SPECIALTY RETAIL - 1.5%
Bed Bath & Beyond, Inc.(1)	135,475	9,320,680
CST Brands, Inc.	523,350	16,349,454
Lowe's Cos., Inc.	570,044	27,875,152
		53,545,286
TEXTILES, APPAREL AND LUXURY GOODS - 0.2%
Coach, Inc.	178,788	8,878,612
THRIFTS AND MORTGAGE FINANCE - 0.5%
People's United Financial, Inc.	1,179,820	17,543,923
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Rogers Communications, Inc., Class B	177,850	7,369,795
TOTAL COMMON STOCKS (Cost $2,709,076,136)		3,470,964,192
TEMPORARY CASH INVESTMENTS - 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 1.375%, 10/31/17 - 6/30/18, valued at $20,639,257), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $20,222,034)		20,222,017
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 8/15/15, valued at $18,152,972), in a joint trading account at 0.03%, dated 3/31/14, due 4/1/14 (Delivery value $17,795,390)		17,795,375
SSgA U.S. Government Money Market Fund	68,561,461	68,561,461
TOTAL TEMPORARY CASH INVESTMENTS (Cost $106,578,853)		106,578,853
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $2,815,654,989)		3,577,543,045
OTHER ASSETS AND LIABILITIES — 0.2%		7,871,693
TOTAL NET ASSETS — 100.0%	$3,585,414,738

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	56,094,854	CAD	62,685,999	JPMorgan Chase Bank N.A.	4/30/14	$(570,746)
USD	98,179,663	EUR	71,191,113	UBS AG	4/30/14	109,238
USD	2,747,194	EUR	1,999,661	UBS AG	4/30/14	(7,470)
USD	4,421,046	GBP	2,672,360	Credit Suisse AG	4/30/14	(33,232)
USD	242,193	GBP	146,164	Credit Suisse AG	4/30/14	(1,432)
USD	373,049	GBP	224,520	Credit Suisse AG	4/30/14	(1,181)
USD	220,088	GBP	131,987	Credit Suisse AG	4/30/14	93
USD	20,046,654	JPY	2,049,610,020	Credit Suisse AG	4/30/14	185,934
USD	614,442	JPY	63,260,108	Credit Suisse AG	4/30/14	1,452
						$(317,344)

Notes to Schedule of Investments
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2014
Assets
Investment securities, at value (cost of $2,815,654,989)	$3,577,543,045
Foreign currency holdings, at value (cost of $855,478)	855,105
Receivable for investments sold	15,220,210
Receivable for capital shares sold	5,918,488
Unrealized appreciation on forward foreign currency exchange contracts	296,717
Dividends and interest receivable	7,620,381
3,607,453,946

Liabilities
Payable for investments purchased	16,657,803
Payable for capital shares redeemed	1,905,542
Unrealized depreciation on forward foreign currency exchange contracts	614,061
Accrued management fees	2,748,838
Distribution and service fees payable	112,964
22,039,208

Net Assets	$3,585,414,738

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,856,960,324
Undistributed net investment income	7,059,685
Accumulated net realized loss	(40,173,064)
Net unrealized appreciation	761,567,793
$3,585,414,738

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,406,138,580	284,427,835	$8.46
Institutional Class, $0.01 Par Value	$749,867,856	88,530,530	$8.47
A Class, $0.01 Par Value	$362,438,715	42,869,108	$8.45*
B Class, $0.01 Par Value	$884,373	104,985	$8.42
C Class, $0.01 Par Value	$25,868,802	3,096,009	$8.36
R Class, $0.01 Par Value	$37,076,240	4,383,696	$8.46
R6 Class, $0.01 Par Value	$3,140,172	370,591	$8.47
* Maximum offering price $8.97 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $842,239)	$79,439,944
Interest	14,231
79,454,175

Expenses:
Management fees	28,983,301
Distribution and service fees:
A Class	828,305
B Class	11,225
C Class	221,238
R Class	151,745
Directors' fees and expenses	68,072
Other expenses	43
30,263,929

Net investment income (loss)	49,190,246

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	272,624,205
Foreign currency transactions	1,040,794
273,664,999

Change in net unrealized appreciation (depreciation) on:
Investments	262,227,550
Translation of assets and liabilities in foreign currencies	(344,001)
261,883,549

Net realized and unrealized gain (loss)	535,548,548

Net Increase (Decrease) in Net Assets Resulting from Operations	$584,738,794

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2014 AND MARCH 31, 2013
Increase (Decrease) in Net Assets	March 31, 2014	March 31, 2013
Operations
Net investment income (loss)	$49,190,246	$36,055,327
Net realized gain (loss)	273,664,999	64,516,677
Change in net unrealized appreciation (depreciation)	261,883,549	242,102,942
Net increase (decrease) in net assets resulting from operations	584,738,794	342,674,946

Distributions to Shareholders
From net investment income:
Investor Class	(33,537,749)	(30,144,837)
Institutional Class	(8,872,623)	(2,541,734)
A Class	(4,262,707)	(3,675,451)
B Class	(7,029)	(12,400)
C Class	(133,176)	(92,780)
R Class	(326,809)	(270,012)
R6 Class	(5,956)	—
Decrease in net assets from distributions	(47,146,049)	(36,737,214)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	575,732,658	(62,140,160)

Net increase (decrease) in net assets	1,113,325,403	243,797,572

Net Assets
Beginning of period	2,472,089,335	2,228,291,763
End of period	$3,585,414,738	$2,472,089,335

Undistributed net investment income	$7,059,685	$4,168,879

See Notes to Financial Statements.

16

Notes to Financial Statements
MARCH 31, 2014

1. Organization
American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations - The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review

17

several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions - Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income - Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations - All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status - It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class - All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders - Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications - Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties
Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees - The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the period ended March 31, 2014 was 0.97% for the Investor Class, A Class, B Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees - The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses - The Board of Directors is responsible for overseeing the investment advisor's management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended March 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions
Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2014 were $2,000,255,506 and $1,469,275,147, respectively.

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5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended March 31, 2014(1)		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	65,420,517	$508,106,147	45,160,547	$286,129,344
Issued in reinvestment of distributions	4,054,379	31,621,188	4,183,505	26,164,018
Redeemed	(60,161,565)	(468,850,009)	(65,081,757)	(413,245,166)
	9,313,331	70,877,326	(15,737,705)	(100,951,804)
Institutional Class/Shares Authorized	250,000,000		200,000,000
Sold	79,698,575	607,014,116	8,355,624	53,741,297
Issued in reinvestment of distributions	1,130,497	8,848,720	401,091	2,530,758
Redeemed	(16,591,337)	(129,765,540)	(4,682,274)	(29,793,368)
	64,237,735	486,097,296	4,074,441	26,478,687
A Class/Shares Authorized	200,000,000		200,000,000
Sold	8,830,565	67,895,383	8,794,969	55,446,285
Issued in reinvestment of distributions	524,384	4,071,308	559,708	3,499,387
Redeemed	(8,023,845)	(62,285,375)	(8,899,559)	(54,893,712)
	1,331,104	9,681,316	455,118	4,051,960
B Class/Shares Authorized	5,000,000		5,000,000
Sold	15,226	116,591	19,606	126,608
Issued in reinvestment of distributions	790	6,041	1,804	10,971
Redeemed	(126,045)	(952,867)	(174,133)	(1,075,777)
	(110,029)	(830,235)	(152,723)	(938,198)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	1,174,748	8,905,205	907,282	5,658,849
Issued in reinvestment of distributions	14,559	111,658	11,902	72,522
Redeemed	(478,817)	(3,711,656)	(351,171)	(2,176,508)
	710,490	5,305,207	568,013	3,554,863
R Class/Shares Authorized	15,000,000		15,000,000
Sold	2,640,094	20,325,381	1,387,484	9,039,989
Issued in reinvestment of distributions	42,315	326,809	43,254	270,012
Redeemed	(2,562,556)	(18,944,713)	(578,273)	(3,645,669)
	119,853	1,707,477	852,465	5,664,332
R6 Class/Shares Authorized	50,000,000		N/A
Sold	371,909	2,905,068
Issued in reinvestment of distributions	721	5,956
Redeemed	(2,039)	(16,753)
	370,591	2,894,271
Net increase (decrease)	75,973,075	$575,732,658	(9,940,391)	$(62,140,160)

(1)	July 26, 2013 (commencement of sale) through March 31, 2014 for the R6 Class.

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6. Fair Value Measurements
The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,222,964,806	$247,999,386	—
Temporary Cash Investments	68,561,461	38,017,392	—
	$3,291,526,267	$286,016,778	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$296,717	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(614,061)	—

7. Derivative Instruments
Foreign Currency Risk - The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $296,717 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $614,061 in unrealized depreciation on forward foreign

21

currency exchange contracts. For the year ended March 31, 2014, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,037,462 in net realized gain (loss) on foreign currency transactions and $(356,679) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors
There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information
The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$47,146,049	$36,737,214
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,876,457,579
Gross tax appreciation of investments	$732,919,590
Gross tax depreciation of investments	(31,834,124)
Net tax appreciation (depreciation) of investments	$701,085,466
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(2,707)
Net tax appreciation (depreciation)	$701,082,759
Undistributed ordinary income	$7,635,349
Accumulated long-term gains	$19,736,306

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$7.11	0.13	1.34	1.47	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
2010	$3.80	0.09	1.60	1.69	(0.09)	$5.40	44.84%	1.00%	1.97%	62%	$1,274,063
Institutional Class
2014	$7.12	0.14	1.34	1.48	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
2010	$3.81	0.10	1.60	1.70	(0.10)	$5.41	45.01%	0.80%	2.17%	62%	$214,112
A Class
2014	$7.10	0.11	1.34	1.45	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
2010	$3.80	0.08	1.60	1.68	(0.08)	$5.40	44.47%	1.25%	1.72%	62%	$119,363
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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2014	$7.08	0.05	1.34	1.39	(0.05)	$8.42	19.65%	1.98%	0.60%	49%	$884
2013	$6.21	0.04	0.88	0.92	(0.05)	$7.08	14.86%	2.00%	0.65%	48%	$1,523
2012	$5.96	0.04	0.26	0.30	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
2010	$3.80	0.05	1.59	1.64	(0.05)	$5.39	43.21%	2.00%	0.97%	62%	$3,182
C Class
2014	$7.03	0.05	1.33	1.38	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
2010	$3.77	0.05	1.58	1.63	(0.05)	$5.35	43.29%	2.00%	0.97%	62%	$7,294
R Class
2014	$7.10	0.09	1.35	1.44	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
2010	$3.80	0.07	1.60	1.67	(0.07)	$5.40	44.10%	1.50%	1.47%	62%	$4,527

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2014(3)	$7.77	0.14	0.66	0.80	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(5)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through March 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2014

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	73	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	73	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	73	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	73	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	73	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	73	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	73	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	73	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2014.
For corporate taxpayers, the fund hereby designates $47,146,049, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2014 as qualified for the corporate dividends received deduction.

31

Notes

32

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American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82097 1405

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord and Stephen E. Yates are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $195,560
FY 2014:    $163,400

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2013:$0
FY 2014:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:$0
FY 2014:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $135,439
FY 2014:    $ 15,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	5/30/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	5/30/2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	5/30/2014